SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

(AMENDMENT NO.     )

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DWS ADVISOR FUNDS DWS INSTITUTIONAL FUNDS

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DWS FUNDS

April 12, 2006

Dear Shareholders:

You are being asked to vote on a number of subjects related to DWS funds you own, and we would like to explain what these votes are about. This proxy may look complicated, but it represents an effort to simplify your fund’s governance system and investment policies. It is the result of a long-term study and many meetings by your fund’s board. In addition to the proposals in the accompanying proxy statement, the board also anticipates that you may be asked in the near future to approve certain other proposals as a result of the board’s study.

You own one, if not more, DWS funds. These funds may have had other names in the past (Kemper, Morgan Grenfell, Alex Brown, Bankers Trust, Deutsche) and prior to February 6, 2006, the DWS funds were known as the Scudder funds. Because Deutsche Asset Management (“DeAM”) has built its mutual fund business by buying other firms, a number of DWS funds were very similar, if not identical, in nature. Some were offered just to certain types of investors and many, even those with similar names and investment objectives, had differing fee structures because of their different history.

Because it is expensive to manage small mutual funds and inefficient to have several funds with similar investment goals, the board members and DeAM worked over the past two years to merge or liquidate some funds. The goal was to lower expenses and concentrate investment management talent on fewer but larger investment portfolios. You may have been asked to approve some of these transactions in the past. This rationalization of fund offerings can be expected to continue.

The board also looked at the governance system of the funds. Because DeAM manages funds historically that were part of various other fund groups over the years, there are now several differently composed boards which oversee the DWS funds. This means that DeAM executives spend a great deal of time dealing with individual boards, most often reviewing the same issue or policy with each of these boards. Because this is time consuming and inefficient, the board members of two of the three primary DWS fund boards decided that shareholders would be served better if the boards combined and the board members work together as one board to discuss and decide important issues.

The board members of your funds oversee a wide scope of mutual fund operations, including fund performance monitoring, fund contract and fee reviews, and a variety of policies and procedures. These policies and procedures cover shareholder statements, exchange privileges, online web services, the funds’ code of ethics, proxy voting, anti-money laundering procedures, privacy policies, brokerage allocations and soft dollar polices, fair valuation of securities, arrangements with brokers and dealers, tax and accounting issues, auditing and financial statements, and shareholder reports, to name a few.

To enhance our oversight over all these matters, the board is unanimously recommending that you approve a slate of board members that will combine two DWS boards into a single board. The board members of this combined board, all but one independent of DeAM, have over 150 years of experience as mutual fund board members and their backgrounds and experiences are both diverse and relevant to the variety of tasks and issues that face a mutual fund board.

In addition to voting for a unified board, you are being asked to vote on several other proposals that would standardize and simplify fund documents, operations and policies. We are seeking your approval to adopt these proposals, which have been developed by your board members and DeAM to enhance your fund’s investment operations and hopefully, results. These other proposals can be summarized as follows:

1)	Approve a narrowed list of fundamental investment policies for the funds; and

2)	Approve other policies and governing documents that will provide flexibility to modify operations, minimize compliance risk and reduce costs to shareholders.

The board recommends that you approve standardized fundamental investment policies. DeAM’s acquisition of different mutual fund firms has resulted in a lack of consistency across the fundamental investment policies of its funds. All mutual funds have certain fundamental policies designed to ensure that the funds are invested in a manner consistent with their investment objectives and to achieve certain other regulatory objectives. DeAM recommended and the independent Board members determined that it would be more efficient and, in the long run, less expensive, and make them more flexible for investment in new products, as well as to standardize and simplify the policies.

The board recommends that you approve changes to your fund’s declaration of trust as part of an effort to standardize the governing documents across all DWS funds overseen by the proposed combined board. These changes would also provide the Board with increased flexibility to adjust operations to be more efficient, to minimize compliance risks and control costs to shareholders. For example, we are increasingly concerned about rising fund costs and are aware that the maintenance of multiple share classes with many small accounts may not be serving the interests of most shareholders. We intend to study these types of issues further but need flexibility to solve them.

For Class B and Class C shareholders of the International Equity Fund series of DWS Advisor Funds (“Equity Investment”), the board recommends that you approve the adoption of Rule 12b-1 Plans to replace these classes’ administrative service plan, with the amount of fees remaining the same. This change should provide Equity Investment with additional flexibility in managing the fees it pays. The approval of the Rule 12b-1 Plans will not increase fees paid by Equity Investment shareholders.

The proposals represent the culmination of an extensive work effort between your board members and DeAM to enhance the quality, cost efficiency, and flexibility of services delivered for the benefit of your funds. Your board members urge you to approve the adoption of all these proposals. Going forward, please know that your board members are wholeheartedly committed to ensuring that the best interests of your investments are being served at all times.

Very truly yours,

Martin J. Gruber
Richard J. Herring
Graham E. Jones
Rebecca E. Rimel
Philip Saunders, Jr.
William N. Searcy, Jr.

Questions & Answers

DWS Institutional Funds—DWS International Equity Fund

DWS Advisor Funds—DWS International Equity Fund

Q&A

Q	Why am I receiving this proxy statement?

A	Today’s DWS funds include the best offerings from what was at one time six different fund organizations. (Prior to February 6, 2006, the DWS funds were known as the Scudder funds; a table showing the new name of each fund is attached to this Proxy Statement as Exhibit A.) While we expect this process of fund consolidation to continue, this proxy statement also seeks shareholder approval of a number of other proposals aimed at enhancing the efficiency of the DWS funds’ operations:

•	election of a common board to oversee most of the DWS funds, including your Fund;

•	adoption of common fundamental investment restrictions;

•	adoption of a common form of agreement and declaration of trust (“Declaration of Trust”) for your Fund; and

•	for Equity Investment, adoption of a Rule 12b-1 Plan to replace the existing shareholder services plan for Classes B and C.

Each of the Proposals is described in more detail below.

After carefully reviewing the Proposals, your Fund’s board has determined that these actions are in the best interests of your Fund. Your Fund’s board unanimously recommends that you vote FOR the proposed slate of nominees to the Board and FOR each of the Proposals applicable to your Fund.

PROPOSAL TO ELECT BOARD MEMBERS
(Both Funds)

Q	Why am I being asked to vote for board members?

A	Your Fund’s board and the board of certain other DWS funds (“Boston DWS Funds”) recommend that the New York DWS funds (which include the International Equity Fund series of DWS Institutional Funds (“Equity Institutional”) and Equity Investment) (“New York DWS Funds” and, together with the Boston DWS Funds, the “DWS Funds”) and the Boston DWS Funds be overseen by a unified board composed primarily of the same group of individuals. (The geographic references in the preceding sentence indicate the location in which the board of each DWS Fund historically has held most of its meetings.) All the nominees except Axel Schwarzer, CEO of DWS Scudder, currently serve as independent board members of the New York DWS Funds or the Boston DWS Funds. To accomplish this objective, the board of each New York DWS Fund, including your Fund, and each Boston DWS Fund has nominated, and is recommending that shareholders approve, a common, unified board.

Q&A continued

Q	Why does my Fund’s board recommend this proposal?

A	Your Fund’s board believes that a unified board structure (i) will benefit each DWS Fund by enhancing the effectiveness of board oversight of the DWS Funds, their management and other service providers and (ii) will facilitate uniform oversight of the DWS Funds and standardization of service arrangements and policies among the DWS Funds. Additionally, your Fund’s board believes that your Fund would benefit from the diversity and experience of the nominees that would comprise the expanded board if this proposal is approved.

PROPOSAL TO APPROVE THE REVISION OF FUNDAMENTAL INVESTMENT RESTRICTIONS
(Both Funds)

Q:	Why am I being asked to vote for the revision of my Fund’s fundamental investment restrictions?

A:	Your Fund’s board is seeking to revise certain of your Fund’s current fundamental investment restrictions. In order to revise investment restrictions that are “fundamental,” the Investment Company Act of 1940, as amended (“1940 Act”) requires shareholder approval.

Q:	Why did my Fund’s board recommend this proposal?

A:	Your Fund’s board, together with Deutsche Asset Management, has reviewed your Fund’s fundamental investment restrictions with the goals of simplifying them and conforming them with the fundamental investment restrictions of other DWS Funds. This will simplify the process of monitoring compliance with investment restrictions. This proposal seeks shareholder approval of changes intended to further these goals.

Q:	What effect would the revisions to my Fund’s fundamental investment restrictions have on my Fund?

A:	The proposed revised restrictions do not affect the investment objectives of your Fund, which would remain unchanged. Except in certain circumstances, the proposed modifications are not expected to significantly affect the manner in which your Fund is managed. However, if certain changes are approved (e.g., greater authority to borrow money or to purchase restricted securities) and a Fund utilizes that increased authority, a Fund may be subject to higher risks than previously.

PROPOSAL TO APPROVE AN AMENDED AND RESTATED DECLARATION OF TRUST
(Both Funds)

Q.	Why did my Fund’s board recommend this proposal?

A.	Your Fund’s board believes that it is in the best interest of shareholders to modernize the Declarations of Trust and to make them uniform across all of the trusts that the proposed unified board would oversee. It is anticipated that the overall effect of these changes will be to make the administration of the DWS Funds more efficient and to provide more flexibility for the operations of the DWS Funds within the limits of applicable law.

Q.	What effect would the adoption of an amended and restated Declaration of Trust have on my Fund?

A.	A description of certain material differences between your Fund’s current Declaration of Trust and its proposed amended and restated Declaration of Trust is set forth in Proposal III. Adoption of an amended and restated Declaration of Trust would not alter in any way the Trustees’ existing fiduciary obligations to act with due care and in the shareholders’ interests, nor will your Fund’s current investments and investment policies change by virtue of the adoption of an amended and restated Declaration of Trust.

Q&A continued

PROPOSAL TO APPROVE A RULE 12B-1 PLAN
(Equity Investment—Class B and C Shares)

Q:	Why am I being asked to vote on a Rule 12b-1 Plan?

A	Your Fund’s board is seeking to adopt a Rule 12b-1 Plan to replace the current administrative service plan for Class B and Class C shares. In order to adopt a Rule 12b-1 Plan, shareholder approval is necessary.

Q	Why did my Fund’s board recommend this proposal?

A	Your Fund’s board believes that the adoption of a Rule 12b-1 Plan should provide the Fund with additional flexibility in managing the fees it pays and allow consistent treatment among all classes of your Fund.

Q	What effect would the proposed Rule 12b-1 Plan have on my Fund?

A	Currently, your Fund pays its distributor an administrative services fee as compensation for providing administrative and other services to shareholders. The proposal will change only the legal structure under which the service fee is paid. The fee rate your Fund pays for services will remain the same. The only effect on your Fund will be the adoption of a new agreement that will provide the Fund with additional flexibility as to the services that may be provided.

GENERAL

Q:	I got a proxy card with this proxy statement. The proxy statement says that I will also receive a voting instruction form for some of the proposals. Why am I getting two cards? Why are they different? Do I have to vote both of them?

A:	You have received a proxy card along with this proxy statement. All of the proposals are included on the proxy card. You will receive a voting instruction form later, which lists two of the proposals.

The difference in the two cards is the result of each Fund’s “master-feeder” arrangement with its portfolio. Most mutual funds seek to achieve their investment objectives by investing directly in securities and other investments. The Funds seek to achieve their objectives by investing in a master portfolio, which is another investment company. Most of the time, this structure is transparent to shareholders. When the portfolio proposes to take actions that require the approval of its shareholders, however, a Fund has to pass through its voting rights with respect to the portfolio to you, its shareholders. Those proposals on which a Fund has to vote as a shareholder in its portfolio are listed on the voting instruction form, on which you tell a Fund how to vote its shares of its portfolio. That voting instruction form is not included in this mailing but you will receive it soon. The proxy card with this mailing is the means by which you vote your shares of a Fund.

Although the proxy card and the voting instruction form are similar, they accomplish different actions. Your vote is important. Please be sure to vote both the proxy card and the voting instruction form.

Q&A continued

Q	How can I vote?

A	You can vote in any one of four ways:

•	Through the Internet by going to the website listed on your proxy card;
•	By telephone, with a toll-free call to the number listed on your proxy card;
•	By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or
•	In person, by attending the special meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the proxy statement before you vote.

Q	Will I be able to continue to track my Fund’s performance in the newspaper, on the Internet or through the voice response system (DWS ScudderACCESS)?

A	Yes. You will be able to continue to track your Fund’s performance through all these means.

Q	Whom should I call for additional information about this proxy statement?

A	Please call Computershare Fund Services, your Fund’s proxy solicitor, at 1-866-807-2148.

DWS INSTITUTIONAL FUNDS-DWS INTERNATIONAL EQUITY FUND

DWS ADVISOR FUNDS-DWS INTERNATIONAL EQUITY FUND

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

This is the formal agenda for your fund’s shareholder special meeting. It tells you what matters will be voted on and the time and place of the special meeting, in the event you choose to attend in person.

To the Shareholders of DWS International Equity Fund (“Equity Institutional”), a series of DWS Institutional Funds, and the Shareholders of DWS International Equity Fund (“Equity Investment”), a series of DWS Advisor Funds:

A Special Meeting of Shareholders of each of Equity Institutional and Equity Investment will be held May 5, 2006 at 4:00 p.m. Eastern time, at the offices of Deutsche Asset Management, 345 Park Avenue, 27th Floor, New York, New York 10154 (the “Meeting”), to consider the following:

PROPOSAL I: (Both Funds)	Election of Board Members

PROPOSAL II: (Both Funds)	Approval of Revised Fundamental Investment Restrictions

PROPOSAL III: (Both Funds)	Approval of an Amended and Restated Declaration of Trust

PROPOSAL IV: (Equity Investment)	Approval of Amended and Restated Rule 12b-1 Plans

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of Equity Institutional and Equity Investment at the close of business on February 10, 2006 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

Each of Equity Institutional and Equity Investment operate as feeder funds in a master-feeder fund arrangement and seeks to achieve its investment objective by investing all of its investable assets in a corresponding master fund, International Equity Portfolio (the “Portfolio”), which has the same investment objective and policies. The Portfolio is organized as a registered open-end management investment company established as a trust under the laws of the State of New York. Pursuant to applicable legal requirements, the voting rights of each of Equity Institutional and Equity Investment with respect to the Portfolio interests that it holds must be passed through to the fund’s own shareholders. Shareholders of Equity Institutional and Equity Investment are being asked to instruct their fund on how to vote its interests in the Portfolio on matters on which the Portfolio is soliciting shareholder approval. Equity Institutional and Equity Investment shareholders are also being asked to approve proposals relating to such funds.

In the event that the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable. Any adjournment requires the affirmative vote of a majority of the shareholders entitled to vote at the Meeting that are present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote AGAINST any such adjournment those proxies to be voted against the proposal.

By order of the Board of Trustees

John Millette

Secretary of DWS Advisor Funds and

DWS Institutional Funds

We urge you to mark, sign, date and mail the enclosed proxy card and the voting instruction form (the voting instruction form will be provided to you separately) in the postage-paid envelope provided or to record your voting instructions by telephone or via the Internet. If you complete and sign the proxy card and voting instruction form (or tell us how you want to vote by voting by telephone or via the Internet), we will vote them exactly as you tell us. If you simply sign the proxy card and voting instruction form, we will vote them in accordance with the Board’s recommendation on each proposal applicable to your fund. Your prompt return of the enclosed proxy card and voting instruction form (or your voting by telephone or via the Internet) may save the necessity and expense of further solicitations. You may receive more than one proxy card and voting instruction form because two shareholder special meetings are being held in connection with this proxy statement. If so, please return each one. If you have any questions, please call Computershare Fund Services, Inc., your fund’s proxy solicitor, at the special toll-free number we have set up for you (1-866-807-2148) or contact your financial advisor.

April 12, 2006

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Both parties should sign, and the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	ABC Corp., John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

JOINT PROXY STATEMENT FOR THE SPECIAL MEETING OF SHAREHOLDERS

APRIL 12, 2006

GENERAL

This joint proxy statement (“Proxy Statement”) is being furnished in connection with the solicitation of proxies by the Board of Trustees of DWS Institutional Funds (“Institutional Funds”) and DWS Advisor Funds (“Advisor Funds”) at the Special Meeting of Shareholders, to be held concurrently at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154, on May 5, 2006, at 4:00 p.m. (Eastern time), and at any and all adjournments thereof (the “Meeting”), at which shareholders will be asked to consider several proposals (each, a “Proposal” and collectively, the “Proposals”).

This Proxy Statement, along with the enclosed Notice of a Special Meeting of Shareholders and the accompanying proxy card (the “Proxy Card”) are first being mailed to shareholders on or about April 18, 2006. It explains what you should know before voting on the matters described herein. Please read it carefully and keep it for future reference.

DWS International Equity Fund, a series of Institutional Funds (“Equity Institutional”) and DWS International Equity Fund, a series of Advisor Funds (“Equity Investment” and, together with Equity Institutional, each a “Fund” and together, the “Funds”), each operate as a feeder fund in a master feeder fund arrangement with International Equity Portfolio (the “Portfolio”), which has the same investment objectives and policies. The Funds seek to achieve their investment objectives by investing all their investable assets in the Portfolio. The Portfolio invests directly in investment securities and other investments. The Portfolio is organized as a registered open-end management investment company established as a trust under the laws of the State of New York.

Pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), applicable to master feeder arrangements, each of Equity Institutional’s and Equity Investment’s voting rights with respect to the Portfolio shares that it holds must be passed through to the Fund’s own shareholders. For each Fund, your vote and the vote of other shareholders of the Fund determine how the Fund will vote on the Proposals affecting the Portfolio. For simplicity, actions are described in this Proxy Statement as taken by Equity Institutional or Equity Investment, although all actions are actually taken by the Trusts of which Equity Institutional or Equity Investment is a series on behalf of that Fund. Some actions described as taken by or with respect to Equity Institutional or Equity Investment are actually actions to be taken by the Portfolio in which the Fund invests all of its assets and on which the Fund votes as a shareholder. Shareholders of each Fund are also being asked to vote on a number of matters regarding the Fund.

The Meeting is being held to consider and to vote on the following Proposals for the Funds, as shown below and as described more fully herein, and such other matters as may properly come before the Meeting:

PROPOSAL I: (Both Funds)	Election of Board Members

PROPOSAL II: (Both Funds)	Approval of Revised Fundamental Investment Restrictions

PROPOSAL III: (Both Funds)	Approval of an Amended and Restated Declaration of Trust

PROPOSAL IV: (Equity Investment)	Approval of Amended and Restated Rule 12b-1 Plans

The appointed proxies will vote in their discretion on any other business that properly may come before the Meeting.

The most recent Annual Report of each Fund, containing audited financial statements for the Fund’s fiscal year (each, a “Report”), have previously been furnished to each Fund’s shareholders. An additional copy of each Report will be furnished without charge upon request by writing to the applicable Fund at 222 South Riverside Plaza, Chicago, Illinois 60606-5808. Reports will also be available by calling 1-800-621-1048 (Class A, Class B, Class C or Investment Class) or 1-800-730-1313 (Institutional Class). Reports are also available on the DWS Funds’ website at www. dws-scudder.com or at the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov.

PROPOSAL I

ELECTION OF TRUSTEES

(BOTH FUNDS)

The Board of each of Advisor Funds and Institutional Funds is recommending that shareholders elect a unified Board for the New York DWS Funds (which include your Fund) and certain other DWS funds (the “Boston DWS Funds”), each of which is listed on Exhibit A hereto. (Geographic references merely indicate where the board of each of these funds has historically held most of its meetings.) Accordingly, the Board of each Fund is submitting for election by shareholders of each Fund the slate of 13 individuals listed below (the “nominees”). All but one of the nominees are “independent” Trustees and already serve as a Board Member on one or more DWS funds for which DeAM, Inc. renders investment advisory and other services. DeAM, Inc., DeIM and ICCC are each a part of Deutsche Asset Management, which is the marketing name in the United States for the asset management activities of, among others, Deutsche Bank, DeAM, Inc., DeIM, ICCC, Deutsche Bank Trust Company Americas and DWS Trust Company.

Each nominee is familiar with the operations of Deutsche Asset Management. Martin Gruber, Richard Herring, Graham Jones, Rebecca Rimel, Philip Saunders and William Searcy currently serve as Board Members of each New York DWS Fund. Henry Becton, Dawn-Marie Driscoll, Keith Fox, Kenneth Froewiss, Jean Gleason Stromberg and Carl Vogt currently serve as Board Members of each Boston DWS Fund. Axel Schwarzer, CEO of DWS Scudder, currently is not a Board Member of any New York DWS Fund or Boston DWS Fund. Each of the nominees is being submitted for election by the shareholders of each New York DWS Fund and each Boston DWS Fund. Each nominee has indicated a current expectation to serve for a period until he or she reaches the mandatory retirement age, which is currently age 72, except for Mr. Jones, for whom the New York DWS Funds’ Board has granted an exception to retire at age 75. Pertinent information about each nominee as of January 26, 2006 is set forth below. If elected by the shareholders of all of the New York DWS Funds and all of the Boston DWS Funds, each Board Member would serve on the Board of at least 39 registered trusts/corporations overseeing at least 85 funds in the current configuration of the DWS funds complex.

In 2004, representatives of various boards with responsibilities for overseeing the DWS funds participated in informal meetings to study ways to coordinate and enhance the governance of the DWS funds, given the number of funds each Board oversees and the increased responsibilities imposed on Board Members generally as a result of recent industry-wide SEC regulatory initiatives and rulemakings. Among the subjects considered by these Board Members was the possible consolidation of Boards so as, among other things, to enhance the effectiveness of Board oversight of fund operations, facilitate adoption of uniform policies and procedures, and minimize the number of meetings attended by, and duplicative presentations required of, personnel from Deutsche Asset Management. Following the meetings, representatives of the New York DWS Funds and Boston DWS Funds suggested that the corporate governance process might be enhanced by creating a unified Board to govern the New York DWS Funds and Boston DWS Funds. The Boards of the New York DWS Funds and Boston DWS Funds have conducted concurrent Board meetings to familiarize the individual Board Members with one another and to ensure that new standing committees of the proposed unified Board would function well and would accommodate the increased number of funds over which the proposed unified Board would have responsibility.

After extensive discussions and meetings that included other “independent” Board Members, counsel to the Board Members of the New York DWS Funds and the Boston DWS Funds who are not “interested persons” of any of the New York DWS Funds or the Boston DWS Funds, respectively, counsel to the New York DWS Funds and representatives of Deutsche Asset Management, the Nominating and Governance Committees of the Boards of the New York DWS Funds and the Boston DWS Funds, comprised exclusively of Board Members of the New York DWS Funds and Boston DWS Funds who are not “interested persons” of any of the New York DWS Funds or the Boston DWS Funds, respectively, determined that each New York DWS Fund and Boston DWS Fund would be best served if a unified Board was responsible for all such funds.

At meetings held on September 29, 2005, the Nominating and Governance Committees of the Boards of the New York DWS Funds and the Boston DWS Funds determined to recommend to the full Boards the slate described below for election to the Board of each New York DWS Fund and Boston DWS Fund. At meetings held on September 30, 2005, the Board of each fund adopted the proposals of its Nominating and Governance Committee and determined to submit this slate of nominees for election by fund shareholders. Mr. Schwarzer was nominated for election to the Boards at a meeting of the Boards on December 2, 2005.

Board Considerations

The Board considered the nomination of persons to serve as Board Members as part of an overall plan to coordinate and enhance the efficiency of the governance of the Trusts and of the New York DWS Funds. In its deliberations, the Board of the New York DWS Funds considered various matters related to the management and long-term welfare of each Trust and the Funds overall, including the following:

•	The independent status of the nominees. If elected, all but one of the nominees would be board members who are not “interested persons” (as that term is used in the Investment Company Act of 1940 (the “1940 Act”)) of any DWS fund they oversee (“Independent Board Members”).

•	The diversity and experience of the nominees that would comprise the expanded Board. The Board noted that the nominees have distinguished careers in government, law, finance, academia and other areas and will bring a wide range of expertise to the expanded Board. In addition, all but one of the nominees have experience as Board Members overseeing other DWS Funds.

•	Standardization of policies among the New York DWS Funds and the Boston DWS Funds. The Board concluded that the unified Board structure would assist it in developing uniform compliance and governance policies that would reflect the best practices of each individual Board.

•	Rationalization of service arrangements. Deutsche Asset Management has recently undertaken a product rationalization program that includes, among other things, the standardization of service arrangements among the New York DWS Funds and the Boston DWS Funds. The Board concluded that greater consistency of service providers and related contractual arrangements across all of the New York DWS Funds and the Boston DWS Funds was in the best interests of shareholders and that a combined Board would facilitate this program.

•	Portfolio manager, chief compliance officer and other management resources committed to Board meetings. Many portfolio managers and other officers for the Funds also act as portfolio managers and officers for other New York DWS Funds and for the Boston DWS Funds. A combined Board would eliminate the need for the portfolio managers and other officers to prepare for and attend duplicative meetings, allowing such personnel more time to focus on the New York DWS Funds’ business.

•	Continuity of Board membership. The Board will be able to provide for appropriate continuity over the years as incumbent members reach the mandatory retirement age of 72 or otherwise resign from the Board.

•	The size of the expanded Board. Recognizing that recent regulatory changes and the increasing complexities of the mutual fund business have substantially increased the responsibilities of mutual fund boards, the Board determined that a larger Board would facilitate greater use of committees to review specific types of issues in greater detail and to develop greater expertise with respect to those issues. Because the expanded Board would oversee a larger number of funds across which the expenses of the Board would be spread, the total cost to the Funds is not expected to change materially if shareholders elect all of the nominees.

Information Concerning Board Member Nominees

Information is provided below for each nominee for election at the Meeting. The first section of the table lists information for each nominee who is an Independent Board Member nominee. Information for Mr. Schwarzer, who would be an “interested” Board Member by virtue of his positions with Deutsche Asset Management, appears in the second section of the table.

Each nominee elected to the Board at the Meeting will serve until his or her successor has been duly elected and qualified, or until he or she resigns or is otherwise removed. Each nominee has indicated a willingness to serve if elected.

Name, Year of Birth, Position with the Fund and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex to be Overseen
Independent Board Member Nominees

Henry P. Becton, Jr. 1943 Board Member of Boston DWS Funds since 1990	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company(2) (medical technology company); Belo Corporation (media company); Concord Academy; Boston Museum of Science; Public Radio International; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	87

Dawn-Marie Driscoll 1946 Chairman of Boston Board Funds since 2004 Board Member of Boston DWS Funds since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Member, Executive Committee of the Independent Directors Council of the Investment Company Institute; Southwest Florida Community Foundation (charitable organization); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005)	87

Name, Year of Birth, Position with the Fund and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex to be Overseen
Keith R. Fox 1954 Board Member of Boston DWS Funds since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005)	87

Kenneth C. Froewiss 1945 Board Member of Boston DWS Funds since 2005	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Director, DWS Global High Income Fund, Inc. (since 2001), DWS Global Commodities Stock Fund, Inc. (since 2004), DWS New Asia Fund, Inc. (since 1999), The Brazil Fund, Inc. (since 2000) and The Korea Fund, Inc. (since 2000); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	90

Martin J. Gruber 1937 Board Member of New York DWS Funds since 1992	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	89

Richard J. Herring 1946 Board Member of New York DWS Funds since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)	89

Graham E. Jones 1933 Board Member of New York DWS Funds since 1993	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Trustee of various investment companies managed by Sun Capital Advisers, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	89

Name, Year of Birth, Position with the Fund and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex to be Overseen
Rebecca W. Rimel 1951 Board Member of New York DWS Funds since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)	89

Philip Saunders, Jr. 1935 Board Member of New York DWS Funds since 1986	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	89

William N. Searcy, Jr. 1946 Board Member of New York DWS Funds since 1993	Private investor since October 2003; Trustee of 7 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Pension & Savings Trust Officer, Sprint Corporation(2) (telecommunications) (November 1989-October 2003)	89

Jean Gleason Stromberg 1943 Board Member of Boston DWS Funds since 1999	Retired. Formerly, Consultant (1997–2001); Director, US Government Accountability Office (1996–1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Former Directorships: Mutual Fund Directors Forum (2002-2004); American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	87

Carl W. Vogt 1936 Board Member of Boston DWS Funds since 2002	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999–2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999–2000). Directorships: Yellow Corporation (trucking); American Science & Engineering(2) (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005); formerly, Chairman and Member, National Transportation Safety Board	87

Name, Year of Birth, Position with the Fund and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex to be Overseen
Interested Board Member Nominee

Axel Schwarzer 1958 None	Managing Director, Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	85

(1)	Unless otherwise indicated, the mailing address of each Board Member for the New York DWS Funds with respect to fund operations is 345 Park Avenue, New York, NY 10154. The mailing address of each Board Member for the Boston DWS Funds with respect to fund operations is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904.
(2)	A publicly held company with securities registered pursuant to the Securities Exchange Act of 1934.

As reported to the Funds, none of the Board Member nominees owned shares of Equity Institutional or Equity Investment as of December 31, 2005. Exhibit B to this Proxy Statement sets forth the compensation paid to each nominee by each Fund and the DWS fund complex (which includes other New York DWS Funds and the Boston DWS Funds) for the calendar year 2005.

Certain Indemnification Arrangements

In addition to customary indemnification rights provided by the governing instruments of each Trust, Board Members may be eligible to seek indemnification from the investment adviser in connection with certain matters as follows. In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, each Fund’s investment adviser has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Funds or the investment adviser (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Funds against the Funds, their Board Members and officers, the investment adviser and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Funds and in light of the rebuttable presumption generally afforded to Independent Board Members of investment companies that they have not engaged in disabling conduct, each Fund’s investment adviser has also agreed, subject to applicable law and regulation, to indemnify the Funds’ Independent Board Members against certain liabilities the Independent Board Members may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Board Members in connection with any Enforcement Actions or Private Litigation. Each Fund’s investment adviser is not, however, required to provide indemnification and advancement of expenses: (1) in connection with any proceeding or action with respect to which the Fund’s Board determines that the Independent Board Member ultimately would not be entitled to indemnification or (2) for any liability of the Independent Board Member to the Fund or its shareholders to which the Independent Board Member would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Board Members’ duties as a director or trustee of the Fund as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Board Members or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by the investment adviser will survive the termination of the investment management agreements between the applicable Deutsche Asset Management entity and the Fund.

Officers

The officers of each Fund are set forth in Exhibit C hereto.

Board Structure

During the calendar year 2005, the Board of the New York DWS Funds met 10 times and each Board Member proposed for re-election at the Meeting attended at least 75% of the meetings of the Board and all committees of which he or she was a member. The Board held over 55 meetings to deal with Fund issues (including regular and special board and committee meetings).

The Board of the New York DWS Funds has established the following standing committees: Audit Committee, Nominating and Governance Committee, Valuation Committee, Fixed Income Oversight Committee, Equity Oversight Committee, Marketing/Shareholder Servicing Committee, Legal/Regulatory/Compliance Committee and Expenses/Operations Committee. The Board of the New York DWS Funds does not have a compensation committee. If the nominees are elected to the Board, the Board will consider whether other committees should be organized after it has reviewed the needs of the Funds. In practice, since December 2004, the Board Members of both the New York DWS Funds and the Boston DWS Funds have held concurrent Board and committee meetings.

In accordance with its written charter, the Audit Committee, formerly known as the Audit and Compliance Committee, assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the applicable Fund. It also makes recommendations to the Board as to the selection of the independent registered public accounting firm, reviews the methods, scope and results of the audits and audit fees charged, and reviews the Fund’s internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the applicable Fund, its investment adviser and affiliates by the independent registered public accounting firm. Messrs. Jones and Searcy and Drs. Herring and Saunders currently serve as members of the Audit Committee and are expected to be joined by Mr. Fox, Mr. Froewiss and Ms. Stromberg if Proposal I is approved. The Audit Committee met seven times during the calendar year ended December 31, 2005.

The primary responsibilities of the Nominating and Governance Committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating and Governance Committee, which is composed of Mr. Jones and Ms. Rimel and is expected to include Mr. Becton and Ms. Stromberg if Proposal I is approved, also evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Funds. The Nominating and Governance Committee, which meets as often as deemed appropriate by the Committee, met five times during the calendar year ended December 31, 2005.

The Fixed Income Oversight Committee and Equity Oversight Committee review the performance of applicable Funds. The Fixed Income Oversight Committee is comprised of Messrs. Jones and Searcy and is expected to include Ms. Driscoll, Mr. Fox, Mr. Froewiss and Ms. Stromberg if Proposal I is approved. The Fixed Income Oversight Committee met six times during the calendar year ended December 31, 2005. The Equity Oversight Committee is comprised of Drs. Gruber, Herring and Saunders and Ms. Rimel and is expected to include Mr. Becton and Mr. Vogt if Proposal I is approved, The Equity Oversight Committee met six times during the calendar year ended December 31, 2005.

The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of each Fund, including the handling of pending or threatened litigation or regulatory action involving the Fund, and (ii) general compliance matters related to each Fund. The Committee is comprised of Ms. Rimel and Mr. Searcy and is expected to include Mr. Becton, Ms. Driscoll, Ms. Stromberg and Mr. Vogt if Proposal I is approved. The Committee met six times during the calendar year ended December 31, 2005.

The Expenses/Operations Committee (formerly known as the Operations Committee) (i) monitors each Fund’s total operating expense levels, (ii) oversees the provision of administrative services to each Fund, including the Fund’s custody, fund accounting and insurance arrangements, and (iii) reviews Deutsche Asset Management’s brokerage practices for each Fund, including the implementation of related policies. The Committee is composed of Messrs. Jones and Searcy and Dr. Saunders and is expected to include Mr. Becton, Ms. Driscoll, Mr. Fox and Mr. Froewiss if Proposal I is approved. The Expenses/Operations Committee met six times during the calendar year 2005.

The Valuation Committee oversees the valuation of each Fund’s securities and other assets. Drs. Herring, Gruber and Saunders are members of the Committee with all the other Board Members as alternates, and the Committee is expected to include Mr. Fox and Mr. Froewiss if Proposal I is approved. The Valuation Committee met six times with respect to each Fund during the calendar year 2005.

The Marketing/Shareholder Servicing Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Funds and their shareholders. The Committee is comprised of Drs. Gruber and Herring and Ms. Rimel and is expected to include Ms. Stromberg and Mr. Vogt if Proposal I is approved. The Committee met six times during the calendar year 2005.

It is anticipated that Ms. Driscoll will become Chairman of the Board if Proposal I is approved. Ms. Driscoll has served as Chairman of the Boston DWS Funds Board since June 2004.

Required Vote

Under the Declarations of Trust for Advisor Funds and Institutional Funds, each nominee receiving a plurality of the votes cast at the Meeting by all shares of such Trust will be elected as a Trustee.

Shareholders of Equity Investment and Equity Institutional will vote on the election of Trustees both for the Funds and for the Portfolio, in view of the master-feeder structure discussed above. Election of the Trustees for the Portfolio requires the affirmative vote of a plurality of the votes cast in person or by proxy at the meetings of shareholders of all the Portfolio’s various feeder funds voting collectively.

The election of the nominees to the Board of Advisor Funds and Institutional Funds is not conditioned on similar action being taken by the shareholders of the other DWS Funds.

Recommendation of the Board

The Board believes that the election of each nominee is in the best interests of shareholders of each Fund. Accordingly, the Board unanimously recommends that shareholders vote FOR the election of each nominee as set forth in Proposal I.

PROPOSAL II

APPROVAL OF THE REVISION OF

FUNDAMENTAL INVESTMENT RESTRICTIONS

(BOTH FUNDS)

Each Fund has adopted certain investment restrictions or policies that are “fundamental,” meaning that they cannot be changed without shareholder approval. Over time, some DWS Funds adopted fundamental restrictions to reflect certain regulatory, business or industry conditions. Changes in applicable law or regulation now permit investment companies like the Funds to remove or revise certain of these restrictions, if approved by the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the applicable Fund. In addition, different DWS Funds have adopted different language for similar restrictions and/or have restrictions that are combined in different ways.

Each Fund’s Board has concluded that certain restrictions should be revised based on the development of new practices and changes in applicable law and to facilitate administration of the Fund. At the Meeting, shareholders will be asked to approve the revised restrictions. A list of the restrictions that would apply to each Fund if each proposal is approved by its shareholders is set forth in Exhibit D.

The revised restrictions maintain important investor protections while providing flexibility to respond to changing markets, new investment opportunities and future changes in applicable law. In some cases, only technical changes are being made. The proposed modifications are expected to facilitate the management of the Funds’ assets and simplify the process of monitoring compliance with investment restrictions.

Except as noted below, the 1940 Act does not require these investment restrictions to be fundamental.

The revised restrictions do not affect the investment objectives of the Funds, which remain unchanged. The Funds will continue to be managed in accordance with the investment parameters described in their Prospectuses and Statements of Additional Information and in accordance with applicable law. Certain of the revised restrictions would give the Funds an increased ability to engage in certain activities, as described in more detail below. The Board may adopt such non-fundamental investment restrictions for the Funds as it determines to be appropriate and in the shareholders’ best interests, and those restrictions could be adopted without shareholder approval. Except where indicated below, the proposed modifications are not expected to affect significantly the manner in which the Funds are managed. Certain of the proposed changes could result in a material increase in the level of investment risk associated with an investment in a particular Fund, if a proposal provides greater authority (to borrow money, for example), and that Fund utilizes that increased authority. The increased risks to the Funds are detailed below.

Each Fund’s Board unanimously recommends that shareholders approve the proposal to amend or remove each Fund’s fundamental investment restrictions, as discussed below. Each section sets out the fundamental investment restrictions that will apply to each Fund if shareholders of that Fund approve the proposal.

In certain modified investment restrictions below, the reference to interpretation or modification by a regulatory authority having jurisdiction is intended to include no-action letters or interpretive positions or releases issued by the staff of the SEC or another regulatory agency with jurisdiction over the Funds.

Shareholders of Equity Institutional and Equity Investment will be asked to vote on each proposed revised fundamental investment restriction separately on their enclosed Proxy Card (with respect to the Fund) and Voting

Instruction Form (with respect to the Portfolio). No investment restriction will prevent the Fund from investing all of its assets in an open-end investment company with substantially the same investment objectives.

Proposal II-A:    Borrowing Money.

If shareholders of a Fund approve Proposal II-A, the Fund’s current fundamental investment restriction on borrowing money would be modified to read as follows:

“The Fund may not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.”

Discussion of Proposed Modifications. The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may borrow money. Under the 1940 Act, a fund may borrow money from a bank for any purpose up to 33-1/3% of its total assets. Currently, however, each Fund may not borrow for any purpose in excess of 5% of its total assets, except that it may borrow for temporary or emergency purposes up to 1/3 of its total assets. In addition, the Funds may borrow to engage in reverse repurchase agreements. (Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to the Fund’s agreement to repurchase the securities at an agreed upon date and price, which typically reflects the original purchase price plus the current market rate of interest.)

To limit the risks attendant to borrowing, a Fund is required under the 1940 Act to maintain at all times an asset coverage of 300% of the amount of its borrowings. To the extent a Fund borrows money, positive or negative performance by the Fund’s investments may be magnified. Any gain in the value of securities purchased with borrowed money that exceeds the interest paid on the amount borrowed would cause the net asset value of the Fund’s shares to increase more rapidly than otherwise would be the case. Conversely, any decline in the value of securities purchased would cause the net asset value of the Fund’s shares to decrease more rapidly than otherwise would be the case. Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk. The net cost of any borrowed money would be an expense that otherwise would not be incurred, and this expense could offset or eliminate a Fund’s net investment income in any given period.

Proposal II-B:    Pledging Assets.

If shareholders of a Fund approve Proposal II-B, the Fund’s current fundamental investment restrictions on pledging assets would be removed.

Discussion of Proposed Modifications. The Funds currently may pledge not more than 1/3 of their assets to secure borrowings to accommodate redemption requests while effecting an orderly liquidation of portfolio securities or to maintain liquidity or for reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute.

The Board believes that it is advantageous to remove the fundamental investment restrictions on pledging assets since it would improve the Funds’ investment flexibility and permit them to address the appropriateness of pledging assets on a case-by-case basis, consistent with current industry practice and market conditions.

Pledging or otherwise encumbering Fund assets entails certain risks. For instance, a Fund could incur costs or encounter delays in recovering the assets pledged or, in the event of the insolvency of the pledgee, the Fund might not be able to recover some or all of the pledged assets.

Proposal II-C:    Senior Securities.

If shareholders of a Fund approve Proposal II-C, the Fund’s current fundamental investment restriction on senior securities would be modified to read as follows:

“The Fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.”

Discussion of Proposed Modifications. The proposed modification would permit the Funds to issue senior securities up to the most recently prescribed limits under the 1940 Act and accompanying regulatory interpretations. The 1940 Act establishes limits on the ability of the Funds to engage in leverage through the issuance of “senior securities,” a term that is defined, generally, to refer to a Fund’s obligations that have a priority over the Fund’s shares with respect to the distribution of Fund assets or the payment of dividends.

Proposal II-D:    Concentration.

If shareholders of a Fund approve Proposal II-D, the Fund’s current fundamental investment restriction on concentration would be modified to read as follows:

“The Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.”

Discussion of Proposed Modifications. The proposed modification would permit investment in an industry up to the most recently prescribed limits under the 1940 Act and accompanying regulatory interpretations. In addition, the proposed modification will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to concentrating investments in an industry. Each Fund currently has, and will continue to have, a fundamental investment restriction that prohibits the Fund from concentrating its investments in any one industry. While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC has taken the position that investment of 25% or more of a Fund’s total assets in one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities) constitutes concentration. The Funds’ current fundamental restrictions are consistent with this interpretation.

Proposal II-E:    Underwriting of Securities.

If shareholders of a Fund approve Proposal II-E, the Fund’s current fundamental investment restriction on underwriting of securities would be modified to read as follows:

“The Fund may not engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.”

Discussion of Proposed Modifications. The proposed new restriction would revise the current restriction without making any material changes and would conform the Fund’s restriction in this area to that of other funds in the fund complex.

Proposal II-F:    Real Estate Investments.

If shareholders of a Fund approve Proposal II-F, the Fund’s current fundamental investment restriction on real estate investments would be modified to read as follows:

“The Fund may not purchase or sell real estate, which term does not include securities of companies which hold, deal or trade in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.”

Discussion of Proposed Modifications. The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may engage in the purchase and sale of real estate. The Funds’ current fundamental investment restrictions generally prohibit the purchase or sale of real estate, but except securities secured by real estate or interests therein. Each Fund also explicitly prohibits the holding or selling of real estate except for real estate acquired as a result of a Fund’s ownership of securities.

The proposed restriction would preserve the ability to invest in all real estate-related securities and companies whose business consists in whole or in part of investing in real estate. As a result of exercising its rights attached to real estate-related securities, a Fund could eventually own an interest in real property. If this occurs, the Fund would consider the appropriate action to take with respect to the property, including disposing of the property, consistent with the Fund’s best interests.

Proposal II-G:    Commodities.

If shareholders of a Fund approve Proposal II-G, the Fund’s current fundamental investment restriction on investing in commodities would be modified to read as follows:

“The Fund may not purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.”

Discussion of Proposed Modifications. The current policy of each affected Fund prohibits the purchase of physical commodities or contracts related to physical commodities. Physical commodities include bulk goods, such as grains, metals and foodstuffs. Under the proposed policy, each Fund would be permitted to purchase or sell commodities as permitted by the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction. Currently, the 1940 Act does not prohibit investments in physical commodities or contracts related to physical commodities. As a result, if this proposal is approved, the Funds would not be restricted from purchasing physical commodities or physical commodity-related instruments. None of the Funds’ investment strategies currently contemplates investments in physical commodities or contracts related to physical commodities, and Deutsche Asset Management does not currently anticipate proposing any changes to such investment strategies to allow such investments. Therefore, amending this investment policy currently is not expected to have a material effect on a Fund, but would provide a Fund with flexibility to invest in physical commodities and contracts related to physical commodities in the future to the extent Deutsche Asset

Management and the Board of a Fund determine such investments could assist a Fund in achieving its investment objectives and are consistent with the best interests of the Fund’s shareholders. If a Fund were to invest in a physical commodity or a physical-commodity related instrument, it would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments can be extremely volatile and may be affected either directly or indirectly by a wide range of factors. A Fund’s prospectus would be amended to disclose these risks prior to investing a material portion of a Fund’s portfolio in physical commodities. It should be noted that the current policy does not restrict a Fund from investing in financial commodities and contracts related to financial commodities, such as currencies and stock index futures. The proposed policy would not alter the Funds’ ability to make such investments in financial commodities.

Proposal II-H:    Lending.

If shareholders of a Fund approve Proposal II-H, the Fund’s current fundamental investment restriction on lending would be modified to read as follows:

“The Fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.”

Discussion of Proposed Modifications. The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may lend. The Funds’ current fundamental investment restriction prohibits the making of loans (except for the lending of portfolio securities subject to a limit of 30% of the Fund’s total assets (taken at market value)) and specify that an investment in short-term obligations or debt instruments or the use of repurchase agreements does not constitute the making of a loan. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller at an agreed upon date, at a price that generally depends on current interest rates. The SEC frequently treats these agreements as loans.)

The proposed modifications would allow the Funds to lend money and other assets – thus becoming a creditor – to the full extent permitted under the 1940 Act. The proposed modifications would also conform each Fund’s lending policy more closely to the exact statutory and regulatory requirements, as they are modified from time to time, without incurring the time and expense of obtaining shareholder approval to change the policy. In addition, these proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to making loans.

Proposal II-I:    Portfolio Diversification

If shareholders of a Fund approve Proposal II-I, the Fund’s current fundamental investment restriction on portfolio diversification would be modified to read as follows:

“The Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.”

Discussion of Proposed Modifications. The Funds are “diversified” under the 1940 Act and, accordingly, must have fundamental restrictions or policies establishing the percentage limitations with respect to investments in individual issuers that they will follow in order to qualify as “diversified.”

The proposed restriction would modify the Funds’ fundamental investment restrictions regarding the Fund’s classification as a “diversified” fund under the 1940 Act to rely on the definition of the term “diversified” in the 1940 Act rather than stating the relevant limitations expressed under current law. Currently, under the 1940 Act, a “diversified” fund may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government or its instrumentalities or securities of other investment companies) if, as a result, as to 75% of its total assets, more than 5% of the value of the fund’s total assets would be invested in the securities of such issuer or more than 10% of the issuer’s voting securities would be held by the fund (the “75% test”). Thus, the proposed fundamental investment restriction will apply to each Fund the 75% test, as it may be amended from time to time (without a Fund’s Board or shareholders taking further action).

Required Vote

Each Fund will vote separately with respect to approval of the proposals to modify or eliminate a fundamental investment restriction. For each Fund, approval of each proposal requires the affirmative vote of the lesser of (A) 67% or more of the Fund’s outstanding shares present at the Meeting, in person or by proxy, if more than 50% of the Fund’s outstanding shares are present at the Meeting or represented by proxy; or (B) more than 50% of the Fund’s outstanding shares.

Shareholders of Equity Institutional and Equity Investment will vote on the proposed revised restrictions both for the Fund and the Portfolio. In view of the master-feeder structure discussed earlier, approval of each section of Proposal II with respect to the Portfolio requires the affirmative vote of a “majority” of the outstanding shares of the Portfolio’s various feeder funds as shareholders of the Portfolio. “Majority” (as defined in the 1940 Act) means (as of the Record Date) the lesser of (A) 67% or more of the shares of the Portfolio present at the Portfolio meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (B) more than 50% of the outstanding shares of the Portfolio (with respect to the feeder funds), determined by reference to the shares outstanding of the various feeder funds. Fund shareholders who do not vote will not affect the Fund’s votes at the Portfolio meeting. The percentage of a Fund’s votes representing Fund shareholders not voting will be voted by the Board or officers of the Fund in the same proportion as the Fund shareholders who do, in fact, vote.

In addition, because the fundamental investment restrictions are fundamental policies of Equity Investment and Equity Institutional, approval of each section of Proposal II with respect to a Fund requires the affirmative vote of the lesser of (A) 67% or more of the Fund’s outstanding shares present at the Meeting, in person or by proxy, if more than 50% of the Fund’s outstanding shares are present at the Meeting or represented by proxy; or (B) more than 50% of the Fund’s outstanding shares.

If any proposal is not approved for a Fund, then the Fund’s existing fundamental restriction on that topic will remain in effect, although the Board may take other appropriate action. If shareholders approve the changes to the fundamental investment restrictions of a Fund, such changes will become effective as soon as practicable after the Fund’s prospectus or statement of additional information has been supplemented to describe the new restriction.

Recommendation of the Board

The Board unanimously recommends that shareholders vote “FOR” each proposal to modify or eliminate a fundamental investment restriction.

PROPOSAL III

APPROVAL OF AN AMENDED AND RESTATED DECLARATION OF TRUST

(BOTH FUNDS)

Each Fund, like other mutual funds, is subject to comprehensive federal laws and regulations, and in particular, the 1940 Act. Each mutual fund is also subject to state law. The Funds are subject to Massachusetts law because each of these Funds is a series of an entity known as a Massachusetts business trust. Under Massachusetts law, a business trust generally operates under a charter or organization document, usually called a declaration of trust, that sets forth various provisions relating primarily to the authority of the trust to conduct business and the governance of the trust. Each of these Funds currently operates under such a declaration of trust for the Massachusetts business trust of which it is a series.

The Trustees of each Trust recommend that the shareholders of each Fund vote to approve an Amended and Restated Declaration of Trust for each Trust (the “Restated Declaration”), the form of which is attached as Exhibit E to this Proxy Statement. The Trustees believe that it is in the best interests of shareholders to modernize the Funds’ current Declarations of Trust (the “Existing Declarations”) and make them uniform across all the Trusts that they oversee. It is anticipated that the overall effect of these changes will be to make the administration of the Funds more efficient and provide more flexibility for the operations of the Funds, within the limits of applicable law. Adoption of the Restated Declaration will not alter in any way the Trustees’ existing fiduciary obligations to act with due care and in the best interests of the shareholders, nor will your Funds’ current investments and investment policies change by virtue of the adoption of the Restated Declaration.

The Restated Declaration makes a number of changes to the Existing Declarations, the most significant of which are summarized below. In addition to the changes described below, there are other substantive and stylistic differences between the Restated Declaration and the Existing Declarations. Because there are many variations among the Existing Declarations, not all of the differences described below will necessarily pertain to the Trust in which you are a shareholder. The following summary is qualified in its entirety by reference to the Restated Declaration.

If Proposal III is approved by a Trust, the Board of the Trust will adopt amended and restated by-laws for that Trust that will make necessary and appropriate changes based on the Restated Declaration and other modernizing changes. No shareholder approval will be required for the amended and restated by-laws. In addition, if Proposal III is approved by a Trust, the Restated Declaration will become effective when a majority of the Trustees of that Trust has signed the Restated Declaration.

Significant Changes

1.	Future Amendments of the Declaration of Trust.

The Restated Declaration may be amended without shareholder approval in most cases. The Existing Declarations may be amended without shareholder approval only in certain limited circumstances. Under the Restated Declaration, shareholders generally have the right to vote only on an amendment (i) affecting the voting powers specifically granted to them in the Restated Declaration, (ii) on an amendment required by law and (iii) on any amendment submitted to shareholders by the Trustees. By allowing other amendments of the Restated Declaration without shareholder approval, the Restated Declaration gives the Trustees the necessary authority to react quickly to future contingencies. In addition, the Restated Declaration explicitly permits the Trustees to make any amendment that affects a series or class before issuing shares of that series or class.

Where a shareholder vote is required for an amendment, the Restated Declaration provides that approval requires the affirmative vote of at least 66 2/3% of the outstanding shares of the Trust as a whole, or of the shareholders affected, unless the action is recommended by the Trustees, in which case approval requires the affirmative vote of a majority of the shares outstanding and entitled to vote of the Trust as a whole, or of the shareholders affected. Therefore, if a proposed amendment would affect only a particular Fund or class of a Fund, only shareholders of that Fund or class of a Fund would be entitled to vote on the amendment. The different Existing Declarations have different requirements for shareholder approval of an amendment. For example, under some of the Existing Declarations, approval of an amendment requires a vote of the majority of the outstanding voting securities, as that term is defined in the 1940 Act, of the Trust as a whole, or of the shareholders affected. In other Existing Declarations, approval of an amendment generally requires a vote of a majority of the shares outstanding and entitled to vote of the Trust as a whole, but, for certain types of amendments, a vote of “a majority of the outstanding voting securities” (as defined in the 1940 Act) or of the shareholders affected, is required for approval.

2.	Mergers, Reorganizations and Sale of all Assets.

Unlike the Existing Declarations, the Restated Declaration generally would permit the Trustees, subject to applicable federal and state law, to reorganize or combine a Trust, any Fund that is a series of the Trust or any class of the Trust, into any corporation, association, trust or series (including another series or class of the Trust) or other entity without shareholder approval. The Existing Declarations require shareholder approval for certain types of reorganization or combination. The Restated Declaration also clarifies the Trustees’ authority to classify or reclassify issued shares of any class into one or more classes and to combine one or more classes of a Fund into a single class of a Fund, similar to a reorganization.

The Restated Declaration would allow the Board added flexibility when considering reorganizations to make decisions they feel are in the shareholders’ best interests, without causing the Funds to incur the time and expense of soliciting shareholder approval. The Restated Declaration requires that shareholders receive written notification of any such transaction. Any exercise of the Trustees’ increased authority under the Restated Declaration would be subject to applicable requirements of the 1940 Act and applicable Massachusetts law. For example, rules under the 1940 Act require reorganizations involving affiliated funds to be approved by the shareholders of the fund being acquired unless certain conditions are satisfied. Because of this requirement, some transactions will require shareholder approval even though the Restated Declaration would not otherwise require it.

If Proposal III is approved, it is anticipated that Deutsche Asset Management will recommend that the Board consider various share class reorganizations as part of its broader program to streamline the DWS Funds’ operations. For example, Deutsche Asset Management has advised the Board that it likely would propose one or more share class combinations of certain DWS Funds. It is anticipated that combined share classes would adopt the expense structure that is the lower of the current classes.

3.	Termination of Trust or Series.

The Restated Declaration permits the Trustees of a Trust to terminate the Trust or a Fund that is a series of the Trust without shareholder approval. The Existing Declarations either (i) permit the Trustees to terminate a Trust or a Fund only with shareholder approval or notice if there are any shares outstanding or (ii) permit the Trustees to terminate a Trust or a Fund without shareholder approval under certain circumstances but, upon termination, require a shareholder vote to liquidate the assets of the Trust or Fund. In certain circumstances, the Board of Trustees may determine that it is in the shareholders’ best interests to terminate a Trust or a Fund, for example, because the Trust or the Fund is not big enough to operate on an economical basis. Shareholders of a Trust or a Fund would be notified if the Trustees decide to terminate the Trust or the Fund.

4.	Involuntary Redemption of Shares and Small Accounts.

The Existing Declarations permit the Trustees to involuntarily redeem shares only in certain limited circumstances. The Restated Declaration permits involuntary redemption of a shareholder’s shares at any time for any reason the Trustees deem appropriate subject to applicable law, including in the following circumstances: (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, which may differ for any Fund or class, (b) if a particular shareholder’s ownership of shares would disqualify a Fund as a regulated investment company under the Code, (c) if the Board determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders (for example, in the case of a market timer), (d) upon a shareholder’s failure to provide sufficient identification to permit the Trust to verify the shareholder’s identity, (e) upon a shareholder’s failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (f) when a Fund is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder’s failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Trust. A Fund will provide advance notice to the affected shareholder(s) of the intention to redeem shares involuntarily. The exercise of the power granted to the Board of Trustees under the Restated Declaration to redeem shares involuntarily is subject to any applicable provisions of the 1940 Act or the rules adopted thereunder.

The Existing Declarations do not provide for fees to be charged to shareholders holding accounts below a minimum account size. The Restated Declaration permits the Trustees to impose fees on accounts that fall below the minimum account size and to involuntarily redeem shares in order to pay such account fees. Each Fund currently pays certain costs that are incurred in whole or in part on a per account basis. A large number of relatively small shareholder accounts can, therefore, materially increase a Fund’s expense ratio. The Board believes it is important for the Funds to be able to charge an additional fee for accounts falling below a specified minimum investment level. This would allow the Funds to cause those shareholders who maintain small accounts to bear a fair portion of the costs of maintaining such accounts. Deutsche Asset Management has advised the Boards that it intends to present a proposal regarding small account fees. If the Trustees were to accept such a proposal, small account fees may be imposed in the future. To the extent that an affiliated company serves as the Fund’s transfer agent, Deutsche Asset Management would benefit from the payment of small account fees.

5.	Standard of Care.

The Restated Declaration clarifies that the standard of care or liability imposed upon chairpersons of the Board, a member or chairperson of a committee of the Board, an expert on any topic or in any area (including an audit committee financial expert), the lead independent Board member or a Trustee who has special skills or any other special appointment, designation or identification shall be the same as that imposed on a Trustee in the absence of such designations, appointments, expertise or identifications and that such a designation will not affect that Trustee’s rights or entitlement to indemnification. The Existing Declarations do not contain a similar provision, although nothing herein is intended to suggest that a different result was intended by the Existing Declarations.

In the SEC’s 2003 adopting release for disclosure requirements related to the “audit committee financial expert” designation, the SEC stated that “[w]e find no support in the Sarbanes-Oxley Act or in related legislative history that Congress intended to change the duties, obligations or liability of any audit committee member, including the audit committee financial expert, through this provision.” Although this is persuasive guidance, the standard of care imposed on Trustees is a matter governed by Massachusetts law rather than by federal law or regulations. Similarly, a Trustee designated as chairman of the board or any committee should not be held to a stricter standard of liability. The proposed change would make clear that one standard of liability applies for all Trustees.

6.	Demand Requirement for Derivative Actions.

The Restated Declaration provides that shareholders may not bring or maintain any court action, proceeding or claim on behalf of a Trust without first making demand on the Trustees requesting the Trustees to bring the action. The Restated Declaration sets forth the procedures for making such demand and the procedures to be followed by the Trustees in considering such request. The Existing Declarations do not contain similar provisions, although Massachusetts courts have generally imposed similar demand requirements based on the Trustees’ inherent authority to manage all affairs of the Trust, including the bringing of litigation on behalf of the Trust. The Restated Declaration also conforms substantially to recent changes in Massachusetts corporate law requiring that demand be made in all circumstances.

The Restated Declaration clarifies that Trustees are not considered to have a personal financial interest in an action or be disqualified from ruling on a shareholder action by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or underwriter, or by virtue of the amount of such remuneration.

The changes in the Restated Declaration are intended to save the time and expense of bringing a suit that the Trustees in their judgment do not believe would be in the best interests of the Trust and align more closely the rights and powers of shareholders and Trustees of the Trust with respect to derivative actions to those of shareholders and directors, respectively, of a Massachusetts business corporation. The effect of this change may be to discourage suits brought in the name of a Trust or Fund by shareholders. This provision is not intended to impair the rights of shareholders under federal law.

7.	Retirement/Removal of Trustees.

The Existing Declarations contained different provisions regarding the removal of Trustees by the remaining Trustees or by shareholders and for retirement of Trustees. The Restated Declaration provides for (i) the removal of any Trustee with or without cause at any time by the affirmative vote of two-thirds of the outstanding shares of the Trust or by the vote of two-thirds of the remaining Trustees, (ii) the automatic retirement of Trustees in accordance with any retirement policy set by the Trustees and (iii) the retirement of a Trustee who has become incapacitated as determined by a majority of the other Trustees.

The changes in the Restated Declaration are intended to provide the Trustees with additional flexibility to remove a Trustee. As a result, the Trustees would have the power to remove a Trustee (including a Trustee who had been elected by shareholders) even though such Trustee had not engaged in any conduct that would give rise to “cause” for removal. A Trustee would be removed only if the remaining Trustees deem such removal as necessary to ensure the effective operation of the Board and otherwise serves the best interests of shareholders.

Other Changes

Other changes to the Existing Declarations include:

1.	The Restated Declaration, unlike the Existing Declarations, does not recite the specific requirements of the 1940 Act requiring shareholder voting. The requirements of the 1940 Act requiring shareholder voting for certain contracts and other items continue to apply to the Trusts under the Restated Declaration, and the Restated Declaration specifically provides that shareholders shall have power to vote for Trust matters as may be required by the 1940 Act.

2.	The Restated Declaration clarifies that fees or charges may be imposed on shares being redeemed.

3.	The Restated Declaration, unlike the Existing Declaration of DWS Advisor Funds, permits Board action by written consent of a majority of the Board. This change will give the Board additional flexibility to take actions without the requirement of holding a meeting, or obtaining the consent, of the entire Board and, therefore, will allow the Board to take actions more quickly, if necessary, and with less expense.

4.	The Restated Declaration clarifies that the Trustees will not be responsible or liable for any negligence or wrongdoing of any officer, employee, consultant, investment adviser, sub-adviser, principal underwriter, custodian or other agent of the Trust nor will a Trustee be responsible for the act or omission of any other Trustee. Under the Restated Declaration, and consistent with federal law, the Trustees are liable only for their own willful misfeasance, bad faith, gross negligence or reckless disregard of their duties, and not for errors of judgment or mistakes of fact or law. Certain of the Existing Declarations did not make clear that the Trustees were not liable for errors of judgment or mistakes of fact or law.

5.	The Existing Declarations provide for the indemnification of Trustees and officers with certain exceptions. The Restated Declaration modifies the standard indemnification provision contained in the Existing Declarations by adding a provision that creates a rebuttable presumption in favor of a Trustee or officer in determining whether the Trustee or officer engaged in conduct for which indemnification is not available or whether there is reason to believe that the Trustee or officer ultimately will be found entitled to indemnification. The Restated Declaration provides that, in making either of these determinations, the disinterested Trustees or independent legal counsel will afford the Trustee or officer a rebuttable presumption that the Trustee or officer has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of his duties and has acted in good faith in the reasonable belief that his action was in the best interest of the applicable Trust or Fund and its shareholders.

6.	The Restated Declaration provides that a Trustee will remain in office until the next meeting of shareholders called for the purpose of considering the election or re-election of such Trustee or his successor, and until his successor is elected and qualified. The Restated Declaration further provides that any vacancy on the Board of Trustees may be filled by a majority of the Trustees then in office, except that, when required by the 1940 Act, a Trustee will be elected by the shareholders of record owning a plurality of the shares of the Trust.

7.	The Restated Declaration provides that holders are required to provide information concerning share ownership to a Trust when required by law or as the Trustees may otherwise decide, and that a Trust is authorized to disclose share holdings when required by law or as the Trustees may otherwise decide.

8.	The Restated Declaration permits the Trustees of a Trust to cancel outstanding share certificates upon written notice to shareholders, even if not surrendered to the Trust. The cancellation of share certificates will not affect the ownership by shareholders of the shares evidenced by such certificates.

9.	The Restated Declaration gives Trustees discretion with respect to the determination of net asset value and certain accounting issues. The Existing Declarations generally have less flexible provisions relating to the determination of net asset value and those accounting issues.

10.	The Restated Declaration provides that Trustees may reduce on a pro rata basis the number of shares outstanding of any Fund that holds itself out as a money market fund or a stable value fund in order to maintain the net asset value per share at a constant dollar amount. This provision replaces less flexible provisions contained in the Existing Declarations.

Required Vote

To be approved for a Trust, this Proposal must receive the vote of a “majority of the outstanding voting securities” of the Trust as a whole entitled to vote on the proposal, as defined in the 1940 Act, which means the vote of 67% or more of the voting securities entitled to vote on the proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities of the Trust as a whole entitled to vote on the proposal, whichever is less. Shareholders of a Trust will vote together on this Proposal.

If the Restated Declaration is not approved by the shareholders of a Trust, the Existing Declaration for that Trust will remain in effect.

Recommendation of the Board

The Board unanimously recommends that shareholders vote “FOR” Proposal III.

PROPOSAL IV

APPROVAL OF AMENDED AND RESTATED RULE 12b-1 PLANS

(EQUITY INVESTMENT)

Class B and Class C shareholders of Equity Investment are being asked to approve Amended and Restated Rule 12b-1 Plans (each, an “Amended Plan”), pursuant to Rule 12b-1 under the 1940 Act.

Rule 12b-1 permits the use of fund assets to pay for distribution services, subject to certain conditions. However, shareholder approval of the Amended Plan will not result in an increase in fees for the applicable Class. Instead, the Amended Plans will replace existing administrative services plans. Exhibit F sets forth the amount of distribution fees paid by Equity Investment during the Fund’s most recent fiscal year pursuant to the distribution plans applicable to the listed Class. A copy of the form of Amended Plan is attached as Exhibit G.

Background

Advisor Funds, on behalf of each Class of Equity Investment, is currently a party to a Shareholder Services Agreement (the “Services Agreement”) with DWS Scudder Distributors, Inc. (“DWS-SDI”). Pursuant to the terms of the Services Agreement, DWS-SDI provides information and administrative services on behalf of Equity Investment and its shareholders. For providing services under the Services Agreement, the Fund pays DWS-SDI up to 0.25% of the average daily net assets attributable to each Class. DWS-SDI uses the administrative services fee to compensate financial services firms for providing personal services to and maintenance of accounts for their customers that hold shares of the applicable Class. DWS-SDI may retain any portion of the fee not paid to firms to compensate itself for administrative functions performed for the Fund and Class.

Equity Investment has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, pursuant to which DWS-SDI receives an asset-based fee of 0.25% for Class A shares and an asset-based fee of 0.75% for Class B and Class C shares of the average daily net assets of each such Class. DWS-SDI uses the fee to pay for distribution and shareholder services for the applicable Class of the Fund. Under Rule 12b-1 under the 1940 Act, an investment company acting as a distributor of its shares must do so pursuant to a written plan that describes “all material aspects of the proposed financing of the distribution.” The Rule states that an investment company is deemed to be acting as a distributor of its shares “if it engages directly or indirectly in financing any activity which is primarily intended to result in the sale” of its shares. Currently, Equity Investment does not include the administrative services fee and the services provided under the Services Agreement as part of the Rule 12b-1 Plans that apply to Class B and Class C. The Board believes that the services being performed by DWS-SDI under the Services Agreement have not been intended primarily to result in sales of shares of the Classes (i.e., are not “distribution” services, for purposes of Rule 12b-1), but rather were post-sale administrative and informational services provided to existing shareholders. Nonetheless, to avoid legal uncertainties due to the ambiguity of the language in Rule 12b-1 and to eliminate any doubt that may arise in the future regarding whether the services performed by DWS-SDI under the Services Agreement are “distribution” services, the Board of Equity Investment has adopted, and recommends that the shareholders of the Class B and C approve, an Amended Plan for each of Class B and Class C, each of which authorizes the payment of an administrative services fee pursuant to Rule 12b-1 under the 1940 Act.

If the shareholders approve the adoption of an Amended Plan for their Class, the fees paid by the Fund for administrative services will not change. Furthermore, DWS-SDI has agreed to maintain at least the same level and quality of services as are currently provided pursuant to the Services Agreement.

Terms of the Amended Plans

Each Amended Plan was adopted for the purpose of authorizing the payment by the applicable Class of the administrative services fee to DWS-SDI pursuant to Rule 12b-1. Under Proposal IV, the fees paid for administrative services will not change. Each Amended Plan is similar to the current distribution plan applicable to Class B and Class C shares of each Fund, except that, in addition to authorizing the asset-based distribution fee of 0.75% to the Class B and Class C shares, it authorizes the payment to DWS-SDI of an annual 0.25% administrative services fee and sets forth in detail the services to be provided. This new administrative services fee will substitute for the current administrative services fee and the rate of fee for administrative services will not change.

Under each Amended Plan, DWS-SDI, or a third-party service provider selected by DWS-SDI (a “Service Provider”), will provide information, administrative and other services for the benefit of the Fund and its shareholders. The Service Provider will provide office space and equipment, telephone facilities, personnel or other services as may be necessary or beneficial for providing information and services to shareholders of the Fund. The services and assistance provided by Service Providers may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquires regarding the Fund and its special features, assisting investors in changing dividend and investment options, account designations and addresses, and other administrative services as the Fund or DWS-SDI may reasonably request. Under each Amended Plan, Service Providers may include affiliates of DWS-SDI.

The Board approved each Amended Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act. If approved by shareholders of the affected Class, each Amended Plan will become effective on the first day of the month following shareholder approval and will remain in effect for one year after its effective date. Thereafter, each Amended Plan may continue in effect for additional one-year periods so long as such continuance is approved by a vote of both the Board of Advisor Funds and the Independent Board Members of Advisor Funds. This vote must take place at a meeting of the Board held in person and called for the purpose of voting on the Amended Plan.

The Board must approve all material amendments to an Amended Plan in the manner described in the foregoing paragraph. An amendment that increases materially the amount to be spent for distribution under an Amended Plan must be approved by shareholders of the applicable Class as well as by the Board.

Each Amended Plan may be terminated at any time, either by the Board or by the shareholders of the applicable Class. Termination by the Board requires the vote of a majority of the Independent Board Members. Termination by the shareholders requires the vote of a majority of the outstanding voting securities, as defined in the 1940 Act, of the applicable Class.

Board Considerations

In recommending adoption of each Amended Plan, the Board of Equity Investment considered a variety of factors. The Board examined the nature of the services DWS-SDI provides pursuant to each Services Agreement and the benefits such services provide to Equity Investment and its shareholders. In addition, the Board was advised by independent counsel regarding the requirements of Rule 12b-1. The Board concluded that with the adoption of Proposal IV, Equity Investment will be provided with additional flexibility in managing its fees and there will be consistent treatment of classes across the fund complex.

In addition, as noted above, the Board believes that the services performed by DWS-SDI under the Services Agreement are not primarily intended to result in sales of shares of the Classes (i.e., “distribution” services, for purposes of Rule 12b-1), but rather are post-sale administrative and informational services provided to existing shareholders. However, to avoid legal uncertainties and to eliminate any doubt regarding the continuation of the Services Agreement that may arise in the future due to the ambiguity of the language contained in Rule 12b-1, the Board has approved, and recommends that the shareholders of Class B and C of Equity Investment approve, an Amended Plan.

The Board noted that if shareholders approve the Amended Plan, the fees charged for administrative services will not change. In addition, the Board considered that the services provided to shareholders pursuant to the Services Agreement are appropriate services to provide to shareholders. The Board also noted that DWS-SDI has agreed to maintain at least the same level and quality of services as are currently provided pursuant to the Services Agreement. The Board determined, after considering and giving appropriate weight to all pertinent factors, that with the adoption of Proposal IV Equity Investment will be provided greater flexibility in managing its fees and that the adoption of Proposal IV would result in consistent and equitable treatment, regarding fees, of classes across the fund complex. In exercising its reasonable business judgment, in light of the Trustees’ fiduciary duties under state law and under relevant provisions of the 1940 Act, the Board concluded that it would be in the best interests of the Fund and its Class B and Class C shareholders if shareholder services were provided pursuant to Rule 12b-1 under the 1940 Act.

Required Vote

Each Class of Equity Investment will vote separately on Proposal IV. To be approved for a Class of Equity Investment, this Proposal must receive the vote of a “majority of the outstanding voting securities” of the Class entitled to vote on the proposal, as defined in the 1940 Act, which means the vote of 67% or more of the voting securities of the Class that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities of the Class, whichever is less.

If the shareholders of an affected Class do not approve the adoption of an Amended Plan, the Fund will continue to pay the administrative services fee under the Services Agreement.

Recommendation of the Board

The Board unanimously recommends that shareholders vote “FOR” Proposal IV.

INFORMATION ABOUT VOTING AND THE SHAREHOLDER SPECIAL MEETINGS

General. This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Trustees of each of Equity Institutional and Equity Investment for use at the Special Meeting of Shareholders. The Meeting is to be held May 5, 2006 at 4:00 p.m. Eastern time, at the offices of Deutsche Asset Management, 345 Park Avenue, 27th Floor, New York, New York 10154, or at such later time as is made necessary by adjournment. The Notice of the Special Meeting, the combined Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about April 18, 2006.

As of February 10, 2006 (the “Record Date”), each of Equity Institutional and Equity Investment had the following number of shares outstanding:

Equity Institutional
Institutional Class	541,869.56 shares
Equity Investment
Class A	472,475.27 shares
Class B	92,208.64 shares
Class C	68,117.06 shares
Investment Class	10,533,328.86 shares

Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

The Trustees of Equity Institutional and Equity Investment know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Required Vote. Proxies for the Meeting are being solicited from each of Equity Institutional’s and Equity Investment’s shareholders by the Trustees of Equity Institutional and Equity Investment, respectively. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of a Proposal. The specific voting requirement to approve each Proposal is discussed in the applicable Proposal.

Record Date, Quorum and Method of Tabulation. Shareholders of record of the applicable Fund at the close of business on the Record Date will be entitled to vote at the Meeting or any adjournment thereof. The holders of a majority of the outstanding voting securities of the applicable Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the transaction of business at the Meeting. In the event that the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons present or named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes entitled to be cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the applicable Fund as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of a Proposal for purposes of determining whether sufficient affirmative votes have been cast. Shareholders will vote by Trust on Proposal I and Proposal III, and by individual Fund on Proposal II. Shareholders of Class B and C of Equity Investment will vote separately with respect to Proposal IV. The tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions will have no effect on Proposal I, but will have the effect of a “no” vote on each other Proposal. Because brokers are permitted by applicable regulations to vote shares as to which instructions have not been received from the beneficial owners or the persons entitled to vote in uncontested elections of Trustees, there will be no broker “non-votes” in connection with Proposal I. Broker “non-votes” will have the effect of a negative vote on each other Proposal. Accordingly, shareholders are urged to forward their voting instructions promptly.

Deutsche Bank Voting. Deutsche Bank Trust Company Americas (“Deutsche Bank Trust”) will vote any shares in accounts as to which Deutsche Bank Trust has voting authority, and shares in any other accounts as to which Deutsche Bank Trust is the agent of record, which are not otherwise represented in person or by proxy at the Meeting. Deutsche Bank Trust will vote shares of the Funds over which it has investment discretion in accord with its fiduciary and other legal obligations, and in its discretion may consult with the beneficial owners or other fiduciaries. Deutsche Bank Trust will vote shares of the Funds for which it is the owner of record but does not have investment discretion, which are not otherwise represented in person or by proxy at the Meeting, in the same proportion as the votes cast by holders of all shares in the Funds otherwise represented at the Meeting. This practice is commonly referred to as “mirror” or “echo” voting. Deutsche Bank and its affiliates will vote any shares held in proprietary accounts in accordance with their voting procedures.

Master-Feeder Structure. Each of Equity Institutional and Equity Investment is a “feeder” fund in a master-feeder fund arrangement with the Portfolio. The Portfolio in which these Funds invest is organized as a registered open-end investment company established as a trust under the laws of the State of New York. Each of Equity Institutional and Equity Investment seeks to achieve its investment objectives by investing all of its investable assets in the Portfolio, which has the same investment objectives and policies. Shareholders are being asked to elect Board Members and adopt revised fundamental investment restrictions for the Portfolio. Pursuant to the requirements of the 1940 Act applicable to master-feeder arrangements, the voting rights of each Fund with respect to the Portfolio shares it holds must be passed through to the Fund’s own shareholders.

As a result of the master-feeder structure, approval of Proposal I requires the affirmative vote of a plurality of the votes cast in person or by proxy at the meetings of shareholders of all the Portfolio’s various feeder funds voting collectively. Approval of each part of Proposal II will require the affirmative vote of a majority of the outstanding voting securities of the Portfolio’s various feeder funds as shareholders of the Portfolio. As defined in the 1940 Act, a majority of the outstanding voting securities means the lesser of (a) 67% or more of the outstanding shares of the applicable Portfolio present at the Meeting, if the holders of more than 50% of the shares of the Portfolio are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Portfolio (with respect to the applicable feeder funds), determined by reference to the shares outstanding of the various feeder funds. Shareholders of Equity Investment and Equity Institutional who do not vote will not affect the Funds’ votes at the Portfolio meeting. The percentage of each Fund’s votes representing Fund shareholders not voting will be voted by the Trustees or officers of the Fund in the same proportion as the Fund shareholders who do, in fact, vote.

Share Ownership. As of February 10, 2006, the officers and Trustees of Equity Institutional and Equity Investment, each as a group, beneficially owned less than 1% of the outstanding shares of Equity Institutional and Equity Investment, respectively. To the knowledge of Equity Investment, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Equity Investment as of such date:

Class	Shareholder Name and Address	Percentage Owned
A	Kenneburt & Company F/B/O Expediter Omnibus C C C/O Amsouth Bank Attn: Mutual Funds Expd Birmingham, Alabama 35202-2365	10.82%

B	Morgan Stanley DW Attn: Mutual Fund Operations Jersey City, NJ 07311-3907	10.49%

C	MLPF&S for the sole benefit of its Customers Attn: Fund Adm (97HB0) Jacksonville, Florida 32246-6484	21.48%

	Piper Jaffrey & Co A/C XXXX-XXXX Minneapolis, Minnesota 55402-7000	5.64%

D	First Clearing, LLC A/C XXXX-XXXX WBNA Collateral Account F/B/O Eric L & Mary L Taylor Irvine, California 92604

Investment	State Street Corp, as Trustee for Washington Savannah River/Bechtel Savannah Riv Inc. Svgs & Invest PL Jersey City, NJ 07302-3885	27.89%

	Charles Schwab & Co. Omnibus Account Reinvestment Attn: Mutual Fund Acct. Management Team San Francisco, California 94101-4122	26.12%

	Natl Financial Services Corp for Excl Benefit our Customers Church Street Station New York, New York 10008-3908	5.07%

To the knowledge of Equity Institutional, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Equity Institutional as of such date:

Class	Shareholder Name and Address	Percentage Owned
Institutional	Charles Schwab & Co. Omnibus Account Reinvestment Attn: Mutual Fund Acct. Management Team 101 Montegomery Street 333-8 San Francisco, California 94101	34.28%

	State Street Bank & Trust Co. Cust F/B/O Scudder Pathway Series Growth Portfolio Quincy, Massachusetts 02171-2105	8.37%

	SEI TR Co. C/O CBWM Attn: Mutual Funds Administrator One Freedom Valley Drive Oaks, Pennsylvania 19456	6.20%

Solicitation of Proxies. In addition to soliciting proxies by mail, certain officers and representatives of Equity Institutional and Equity Investment, officers and employees of DeAM, Inc. and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, by telegram or personally.

Computershare Fund Services (“Computershare”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $32,137.81 for Equity Investment and $969.10 for Equity Institutional. As the Meeting date approaches, certain shareholders of Equity Institutional and Equity Investment may receive a telephone call from a representative of Computershare if their votes have not yet been received. Authorization to permit Computershare to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of Equity Institutional and Equity Investment. Proxies that are obtained telephonically or through the Internet will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder’s full name and address, or zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Computershare representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Computershare, then the Computershare representative has the responsibility to explain the process, read the proposal on the proxy card, and ask for the shareholder’s instructions on the proposal. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Computershare will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram confirming his or her vote and asking the shareholder to call Computershare immediately if his or her instructions are not correctly reflected in the confirmation.

Please see the instructions on your proxy card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact Computershare toll-free at 1-866-807-2148. Any proxy given by a shareholder is revocable until voted at the Meeting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The costs of solicitation will be borne by the Funds, including (a) the printing and mailing of this Proxy Statement and the accompanying materials, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the Funds’ shares, (c) payment to Computershare for its services in soliciting proxies and (d) supplementary solicitations to submit proxies are anticipated to be approximately $62,850 for Equity Investment and $11,600 for Equity Institutional, respectively. The Funds’ bearing of proxy costs will not be subject to the cap on total expenses or any fee waivers then in effect.

Revocation of Proxies. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of Equity Institutional or Equity Investment, as applicable, at Two International Place, Boston, MA 02110, (ii) by properly executing a later-dated proxy that is received by the applicable Fund at or prior to the Meeting, (iii) by recording later-dated voting instructions via the Internet or (iv) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Adjournment. In the event that the necessary quorum to transact business or the sufficient votes in favor of a Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any adjournment as to a matter requiring a Trust-wide or an individual Fund vote will require the affirmative vote of a majority of the applicable Trust’s or Fund’s shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies that they are entitled to vote FOR a Proposal in favor of an adjournment with respect to such Proposal. They will vote those proxies required to be voted AGAINST a Proposal against an adjournment with respect to such Proposal.

Principal Underwriter and Administrator. The principal underwriter for each Fund is DWS-SDI, 222 South Riverside Plaza, Chicago, Illinois 60606. ICCC, 345 Park Avenue, New York, New York 10154, provides administrative services on behalf of Equity Institutional and Equity Investment.

Market Timing Related Regulatory and Litigation Matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS Funds’ advisers have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS Funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the Funds’ investment advisers and their affiliates, and certain individuals, including in some cases Fund Board Members, officers, and other parties. Each DWS Fund’s investment adviser has agreed to indemnify the applicable DWS Funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the Funds or their advisers.

With respect to the lawsuits, based on currently available information, the Funds’ investment advisers believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS Funds.

With respect to the regulatory matters, DeAM has advised the Funds as follows:

Deutsche Asset Management expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS Funds. Deutsche Asset Management expects that it will reach settlement agreements with the SEC, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS Funds in accordance with a distribution plan to be developed by an independent distribution consultant. Deutsche Asset Management does not believe that any of the DWS Funds will be named as respondents or defendants in any proceedings. The Funds’ investment advisers do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS Funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, Deutsche Asset Management believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisers, taking into account the particular facts and circumstances of market timing at Deutsche Asset Management and at the legacy Scudder and Kemper organizations prior to their acquisition by Deutsche Asset Management in April 2002. Among the terms of the expected settled orders, Deutsche Asset Management would be subject to certain undertakings including maintaining existing management fee reductions for certain funds for a period of five years. Deutsche Asset Management expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in excessive trading in certain DWS Funds and (ii) by failing more generally to take adequate measures to prevent excessive trading in the DWS Funds, primarily during the 1999-2001 period. With respect to the trading arrangements, Deutsche Asset Management expects that the settlement documents will include allegations related to one legacy Deutsche Asset Management arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current Deutsche Asset Management organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche Fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current Deutsche Asset Management employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The Independent Board Members of the DWS Funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements will be made available at dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other Regulatory Matters

Deutsche Asset Management is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding Deutsche Asset Management’s practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS Funds to broker-dealers that sold shares in the DWS Funds and provided enhanced marketing and distribution for shares in the DWS Funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors’ payment of non-cash compensation to associated persons of NASD member firms, as well as DES Scudder Distributors’ procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements will be made available at dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Information Concerning Independent Registered Public Accounting Firm. The Board of each Fund has selected PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Fund for the current fiscal year. PwC has been the independent registered public accounting firm of each Fund since the Fund’s inception. PwC has informed the Audit Committees for the Funds that it has no material direct or indirect financial interest in the Funds except as their independent registered public accounting firms.

Representatives of PwC are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The following table shows fees billed by PwC to each Fund during that Fund’s two most recent fiscal years: (i) for audit and non-audit services provided to the Fund, and (ii) for engagements for non-audit services pre-approved by the Audit Committee for Deutsche Asset Management and certain entities controlling, controlled by, or under common control with Deutsche Asset Management that provide ongoing services to the Fund (collectively, the “DeAM Entities”), which engagements relate directly to the operations and financial reporting of the Fund. The Audit Committee of each Board has reviewed whether the receipt by the independent registered public accounting firms of non-audit fees from the Fund, Deutsche Asset Management and all DeAM Entities is compatible with maintaining their independence.

	Audit Fees(1)	Audit Related Fees(2)		Tax Fees(3)		All Other Fees(4)
Name of Fund	Fund	Fund	DeAM Entities	Fund	DeAM Entities	Fund	DeAM Entities
Equity Institutional
2004	$16,800	$185	$453,907	$7,685	$0	$0	$0
2005	$18,750	$225	$309,400	$0	$197,605	$0	$0
Equity Investment
2004	$16,800	$185	$453,907	$7,685	$0	$0	$0
2005	$18,750	$225	$309,400	$0	$197,605	$0	$0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of each Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.” They were for services in connection with an assessment of internal controls and additional related procedures.
(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning. Fees billed were for tax compliance and tax return preparation.
(4)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit Related Fees” and “Tax Fees.”

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must pre-approve (i) all services to be performed for the Fund by the Fund’s independent registered public accounting firm and (ii) all non-audit services to be performed by the Fund’s independent registered public accounting firm for the DeAM Entities with respect to operations and financial reporting of the Fund, except that the Chairman of the Audit Committee may grant pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

All Non-Audit Fees. The table below shows the aggregate non-audit fees billed by PwC for services rendered to the Funds and to the DeAM Entities for the two most recent fiscal years for each Fund. In assessing the independence of PwC, the Audit Committee considers the opinions of Fund management.

Name of Fund	Non-Audit Fees
Equity Institutional
2004	$1,153,767
2005	$104,635
Equity Investment
2004	$1,153,767
2005	$104,635

SUBMISSION OF SHAREHOLDER PROPOSALS

The Funds do not hold regular shareholders’ meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the applicable Fund, Two International Place, Boston, Massachusetts 02110.

Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for the meeting; however, timely submission of a proposal does not necessarily mean that such proposal will be included in the associated proxy statement.

SHAREHOLDERS’ REQUEST FOR SPECIAL MEETING

Meetings of shareholders of a Trust shall be called upon the written request of the holders of 10% or more of the total number of shares of such Trust then issued and outstanding and entitled to vote.

IF YOU HAVE ANY QUESTIONS CONCERNING THIS PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND TO DELIVER A PROXY CARD, PLEASE CONTACT COMPUTERSHARE AT 1-866-807-1248.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND TO SIGN THE ENCLOSED PROXY CARD AND TO RETURN IT IN THE ENCLOSED ENVELOPE, OR TO FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD FOR VOTING BY TELEPHONE OR THROUGH THE INTERNET.

By Order of the Boards,

John Millette

Secretary

EXHIBIT A

NEW YORK DWS FUNDS

DWS Advisor Funds

Cash Management Fund Investment

Tax Free Money Fund Investment

NY Tax Free Money Fund Investment

Treasury Money Fund Investment

DWS International Equity Fund*

DWS Mid Cap Growth Fund

DWS Small Cap Growth Fund

DWS Short Duration Plus Fund

DWS Advisor Funds II

DWS EAFE Equity Index Fund

DWS U.S. Bond Index Fund

DWS Advisor Funds III

Money Market Fund Investment

DWS Lifecycle Long Range Fund

DWS Institutional Funds

Cash Management Fund Institutional

Cash Reserves Fund Institutional

Treasury Money Fund

DWS International Equity Fund*

DWS Equity 500 Index Fund

Daily Assets Fund Institutional

DWS Commodity Securities Fund

DWS Inflation Protected Plus Fund

DWS Investment Portfolios

DWS U.S. Bond Index Portfolio

DWS EAFE Equity Index Portfolio

DWS Short Duration Plus Portfolio

Cash Management Portfolio

Treasury Money Portfolio

International Equity Portfolio

Equity 500 Index Portfolio

DWS Investments Trust

DWS International Select Equity Fund

DWS Core Fixed Income Fund

DWS Short Duration Fund

DWS Short-Term Municipal Bond Fund

DWS High Income Plus Fund

DWS Micro Cap Fund

DWS Investments VIT Funds

DWS Equity 500 Index VIP

DWS Small Cap Index VIP

DWS Real Estate Securities VIP

Cash Reserve Fund, Inc.

Prime Series

Treasury Series

Tax-Free Series

DWS Communications Fund

DWS Value Builder Fund

DWS Equity Partners Fund

DWS RREEF Securities Trust

DWS RREEF Real Estate Securities Fund

DWS Investors Funds, Inc.

DWS Japan Equity Fund

DWS RREEF Real Estate Fund, Inc. (closed-end fund)

DWS RREEF Real Estate Fund II, Inc. (closed-end fund)

FUNDS GOVERNED BY THE COMMON BOARD

DWS Global Commodities Stock Fund, Inc. (closed-end fund)

DWS Global High Income Fund, Inc. (closed-end fund)

*Denotes Funds covered by this proxy statement.

EXHIBIT A

BOSTON DWS FUNDS

Global/International Fund, Inc.

DWS Global Opportunities Fund

DWS Emerging Markets Fixed Income Fund

DWS Global Thematic Fund

DWS Global Bond Fund

Investment Trust

DWS Capital Growth Fund

DWS Growth & Income Fund

DWS Large Company Growth Fund

DWS S&P 500 Index Fund

DWS Small Cap Core Fund

DWS Cash Investment Trust

DWS Funds Trust

DWS Short Term Bond Fund

DWS Income Trust

DWS GNMA Fund

DWS International Fund, Inc.

DWS Emerging Markets Equity Fund

DWS Europe Equity Fund

DWS International Fund

DWS Latin America Equity Fund

DWS Pacific Opportunities Equity Fund

DWS Money Market Trust

Money Market Series

DWS Municipal Trust

DWS High Yield Tax Free Fund

DWS Managed Municipal Bond Fund

DWS Mutual Funds, Inc.

DWS Gold & Precious Metals Fund

DWS Allocation Series

DWS Conservative Allocation Fund

DWS Growth Allocation Fund

DWS Growth Plus Allocation Fund

DWS Moderate Allocation Fund

DWS Portfolio Trust

DWS Core Plus Income Fund

DWS Securities Trust

DWS Health Care Fund

DWS Small Cap Value Fund

DWS State Tax Free Trust

DWS Massachusetts Tax-Free Fund

DWS Tax Free Money Fund

DWS Tax Free Trust

DWS Intermediate Tax/AMT Free Fund

DWS U.S. Treasury Money Fund

DWS Variable Series I

DWS Bond VA

DWS Capital Growth VIP

DWS Global Opportunities VIP

DWS Growth & Income VIP

DWS Health Care VIP

DWS International VIP

Money Market VIP

Value Equity Trust

DWS Enhanced S&P 500 Index Fund

DWS Equity Income Fund

FUNDS GOVERNED BY THE COMMON BOARD

DWS Global Commodities Stock Fund, Inc. (closed-end fund)

DWS Global High Income Fund, Inc. (closed-end fund)

EXHIBIT B

NOMINEE COMPENSATION

The tables below show (i) the compensation paid to the nominees by each New York DWS Fund for its most recently completed fiscal year and (ii) the total compensation received by each nominee from the DWS fund complex for the calendar year 2005. Mr. Schwarzer was nominated for election to the Board of the Funds on December 2, 2005, is an interested person of the Funds and received no compensation from the Funds or any Fund in the DWS fund complex during the relevant periods.

	Aggregate Compensation from Funds
Name of Nominee	Equity Institutional	Equity Investment
Current Board Member Nominees
Martin J. Gruber	$567	$567
Richard J. Herring	$567	$567
Graham E. Jones	$567	$567
Rebecca W. Rimel	$567	$567
Philip Saunders, Jr.	$567	$567
William N. Searcy, Jr.	$567	$567
Other Nominees
Henry P. Becton, Jr.	N/A	N/A
Dawn-Marie Driscoll	N/A	N/A
Keith R. Fox	N/A	N/A
Kenneth C. Froewiss	N/A	N/A
Jean Gleason Stromberg	N/A	N/A
Carl W. Vogt	N/A	N/A
Interested Nominee
Axel Schwarzer	N/A	N/A

Name of Nominee	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from All New York DWS Funds (2), (3)
Independent Nominees
Henry P. Becton, Jr.	N/A	N/A	$164,000
Dawn-Marie Driscoll(4)	N/A	N/A	$203,829
Keith R. Fox	N/A	N/A	$184,829
Kenneth C. Froewiss(5)	N/A	N/A	$129,687
Martin J. Gruber	$0	$0	$136,000
Richard J. Herring(1)	$0	$0	$138,000
Graham E. Jones	$0	$0	$137,000
Rebecca W. Rimel(1)	$0	$0	$164,120
Philip Saunders, Jr.(1)	$0	$0	$138,000
William N. Searcy, Jr.	$0	$0	$149,000
Jean Gleason Stromberg	N/A	N/A	$178,549
Carl W. Vogt	N/A	N/A	$162,049
Interested Nominee
Axel Schwarzer	N/A	N/A	N/A

(1)	Of the amounts payable to Ms. Rimel and Dr. Herring, $45,630 and $28,724, respectively, was deferred pursuant to a deferred compensation plan.
(2)	Aggregate compensation reflects amounts paid to the Board Members, except Mr. Froewiss, for special meetings of ad hoc committees of the New York and Boston Boards in connection with the possible consolidation of the various DWS Fund Boards and funds, meetings for considering fund expense simplification, and other legal and regulatory matters. Such amounts totaled $3,000 for Dr. Gruber, $3,000 for Dr. Herring, $11,0000 for Mr. Jones, $12,280 for Ms. Rimel, $3,500 for Dr. Saunders, $17,500 for Mr. Searcy, $5,500 for Mr. Becton, $26,280 for Ms. Driscoll, $25,280 for Mr. Fox, $18,000 for Ms. Stromberg and $3,500 for Mr. Vogt. These meeting fees were borne by the Funds. Aggregate compensation also reflects amounts paid to the Boston DWS Fund Board Members for special meetings of the Boston Board in connection with reviewing the Funds’ rebranding initiatives to change to the DWS Family of Funds. Such amounts totaled $1,000 for Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for Ms. Stromberg and $1,000 for Mr. Vogt. The Boston DWS Funds were reimbursed for these meeting fees by DeIM.
(3)	During the calendar year 2005, the total number of New York DWS Funds overseen by each Board Member was 55 funds. For each Board Member of the Boston DWS Funds, except Mr. Froewiss, total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 48 funds/portfolios. Each Boston DWS Board Member, except Mr. Froewiss, currently serves on the boards of 20 trusts/corporations comprised of 43 funds/portfolios. Mr. Froewiss currently serves on the boards of 23 trusts/corporations comprised of 46 funds/portfolios.
(4)	Includes $19,000 in annual retainer fees in Ms. Driscoll’s role as Chairman of the Board of the Boston DWS Funds.
(5)	Mr. Froewiss was appointed to the Boston DWS Funds Board on September 15, 2005. His compensation includes fees received as a member of five DWS closed-end funds in 2005, for which he served on the Board.

The Nominating/Corporate Governance Committee periodically reviews and recommends compensation for Board Members to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to board members of other mutual fund complexes. In reviewing and recommending Board Member compensation, the Nominating/Corporate Governance Committee considers, among other factors, the time commitment involved in serving as a Board Member of the Funds, the fiduciary responsibilities of Board Members and the number and complexity of the funds overseen by Board Members.

Certain New York DWS Funds have adopted a Retirement Plan for Board Members who are not employees of the Fund, the Fund’s administrator or their respective affiliates (the “Retirement Plan”). After completion of six years of service, each participant in the Retirement Plan will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the participant in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the participant in his or her last year of service. The fee will be paid quarterly, for life, by the fund for which he or she serves. The Retirement Plan is unfunded and unvested. Such fees are allocated to each of the 25 funds that have adopted the Retirement Plan based upon the relative net assets of such fund.

Set forth in the table below are the estimated annual benefits payable to a participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 2001 were as follows: for Ms. Rimel, 6 years.

Estimated Annual Benefits Payable By Fund Complex Upon Retirement

Years of Service	Chair Audit Committee	Other Participants
6 years	$4,900	$3,900
7 years	$9,800	$7,800
8 years	$14,700	$11,700
9 years	$19,600	$15,600
10 years or more	$24,500	$19,500

Effective February 12, 2001, the Board voted to amend the Plan as part of an overall review of the compensation paid to Board Members. The amendments provided that no further benefits would accrue to any current or future Board Members and included a onetime payment of benefits accrued under the Plan to Board Members, as calculated based on the following actuarial assumptions: (1) retirement benefits at the later of age 65 or 10 years of service based on a 10% per year of service vesting schedule; (2) a 6% interest rate; and (3) rounding all calculations to the next whole year as of January 31, 2001. At each Board Member’s election, this one-time payment could be transferred into the Deferred Compensation Plan, described below.

Any Board Member who receives fees from the Funds is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Drs. Herring and Saunders and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Board Members may select from among certain funds in the DWS funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Board Members’ deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

EXHIBIT C

OFFICERS

The following persons are officers of each Fund noted in the table below:

Name, Year of Birth, Position with the Fund and Length of Time Served(1),(2)	Business Experience and Directorships During the Past 5 Years
Michael Colon (1969) President since 2006	Managing Director(3) and Chief Operating Officer, Deutsche Asset Management (since 1999)

Paul H. Schubert (1963) Chief Financial Officer, since 2004 Treasurer since 2005	Managing Director(3), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

John Millette(4) (1962) Secretary since 2003	Director(3), Deutsche Asset Management

Patricia DeFilippis (1963) Assistant Secretary since 2005	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)

Elisa D. Metzger (1962) Assistant Secretary since 2005	Director(3), Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)

Caroline Pearson(4) (1962) Assistant Secretary since 2002	Managing Director(3), Deutsche Asset Management

Scott M. McHugh(4) (1971) Assistant Treasurer since 2005	Director(3), Deutsche Asset Management

Kathleen Sullivan D’Eramo(4) (1957) Assistant Treasurer since 2003	Director(3), Deutsche Asset Management

John Robbins (1966) Anti-Money Laundering Compliance Officer since 2005	Managing Director(3), Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)

Philip Gallo (1962) Chief Compliance Officer since 2004	Managing Director(3), Deutsche Asset Management (2003-present). Formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

C-1

Name, Year of Birth, Position with the Fund and Length of Time Served(1),(2)	Business Experience and Directorships During the Past 5 Years
A. Thomas Smith (1956) Chief Legal Officer since 2005	Managing Director(3), Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher LLP (1989-1991); staff attorney, U.S. Securities and Exchange Commission and the Illinois Securities Department (1986-1989)

(1)	Unless otherwise indicated, the mailing address of each officer with respect to fund operations is 345 Park Avenue, New York, New York 10154.
(2)	Length of time served represents the date that each officer first began serving in that position with the Funds.
(3)	Executive title, not a board directorship.
(4)	Address: Two International Place, Boston, Massachusetts 02110.

Each Officer also holds similar positions for other investment companies for which DeAM, Inc., ICCC, DeIM or an affiliate serves as the adviser.

C-2

EXHIBIT D

PROPOSED FUNDAMENTAL INVESTMENT RESTRICTIONS

If Proposal II is adopted in full by the shareholders of each Fund, the result will be that the Fund will be subject to the fundamental investment restrictions listed below.

1. The Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

2. The Fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3. The Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

4. The Fund may not engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

5. The Fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

6. The Fund may not purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

7. The Fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

8. The Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

D-1

EXHIBIT E

FORM OF AMENDED AND RESTATED DECLARATION OF TRUST

DATED

AMENDED AND RESTATED

DECLARATION OF TRUST

OF

[NAME OF TRUST]

DATED

THIS AMENDED AND RESTATED DECLARATION OF TRUST is made as of this         day of [                    ], 2006 by the Trustees hereunder.

WHEREAS, the [NAME OF TRUST] was established pursuant to a Declaration of Trust dated [DATE OF ORIGINAL DECLARATION] (as amended to the date hereof, the “Original Declaration”) for the purposes of carrying on the business of a management investment company;

WHEREAS, the Trustees, pursuant to Section [    ], Article [        ] of the Original Declaration, may amend this Declaration with the vote or consent of the Shareholders as required by such Section;

WHEREAS, this Amended and Restated Declaration of Trust has been amended in accordance with the provisions of the Original Declaration in effect as of the date hereof;

WHEREAS, the Trustees and any successor Trustees elected in accordance with Article II hereof are acquiring and may hereafter acquire assets and properties which they will hold and manage as trustees of a Massachusetts business trust in accordance with the provisions hereinafter set forth;

WHEREAS, the Trustees declare that they will hold all cash, securities and other assets and properties, which they may from time to time acquire in any manner as Trustees hereunder, IN TRUST, and that they will manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of shares of beneficial interest in this Trust as hereinafter set forth.

ARTICLE I

NAME AND DEFINITIONS

Section 1.1. Name. The name of the trust created hereby is the “NAME OF TRUST” and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

Section 1.2. Definitions. Wherever they are used herein, unless otherwise required by the context or specifically provided, the following terms have the following respective meanings:

(a) “By-Laws” means the By-Laws referred to in Section 2.9 hereof, as from time to time amended.

(b) “Class” means the two or more Classes as may be established and designated from time to time by the Trustees pursuant to Section 5.12 hereof.

(c) The terms “Commission” and “Interested Person” shall have the same meanings given to such terms in the 1940 Act. The term “vote of a majority of the outstanding voting securities” shall have the same meaning given to it in the 1940 Act.

(d) “Declaration” means this Amended and Restated Declaration of Trust as further amended from time to time. Reference in this Declaration of Trust to “Declaration,” “hereof,” “herein,” and “hereunder” shall be deemed to refer to this Declaration rather than exclusively to the article or section in which such words appear.

(e) “His” shall include the feminine and neuter, as well as the masculine, genders.

(f) The “1940 Act” refers to the Investment Company Act of 1940 (and any successor statute) as the 1940 Act and the rules and regulations thereunder, all as amended from time to time, may apply to the Trust or any Series or Class thereof including pursuant to any exemptive or similar relief issued by the Commission or the Staff of the Commission under such Act. In construing the 1940 Act, the Trustees and officers of the Trust may, to the extent deemed appropriate, rely on interpretations of the 1940 Act issued by the Commission or the Staff thereof.

(g) “Outstanding Shares” means those Shares shown from time to time on the books of the Trust or its transfer agent as then issued and outstanding, but shall not include Shares which have been redeemed or repurchased by the Trust.

(h) “Person” means and includes individuals, corporations, partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof.

(i) “Series” individually or collectively means the two or more Series as may be established and designated from time to time by the Trustees pursuant to Section 5.12 hereof.

(j) “Shareholder” means a record owner of Outstanding Shares.

(k) “Shares” means the units of interest into which the beneficial interest in the Trust shall be divided from time to time, including the Shares of any and all Series and Classes which may be established and designated by the Trustees and includes fractions of Shares as well as whole Shares.

(l) The “Trust” refers to the Massachusetts business trust established by this Declaration of Trust, as amended from time to time.

(m) The “Trust Property” means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees.

(n) The “Trustees” means at any time the persons who have signed this Declaration, so long as they shall continue in office in accordance with the terms hereof, and all persons who may at that time be duly qualified and serving as Trustees in accordance with the provisions of Article II hereof and reference herein to a Trustee or the Trustees shall refer to such person or persons in this capacity or their capacities as Trustees hereunder.

ARTICLE II

TRUSTEES

Section 2.1. General Powers. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with full powers of delegation except as may otherwise be expressly prohibited by this Declaration. The Trustees shall have power to conduct the business of the Trust and carry on its operations and maintain offices both within and without the Commonwealth of Massachusetts, and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees. Without limiting the foregoing the Trustees shall have power and authority to operate and carry on the business of an investment company and exercise all the powers as are necessary, convenient, appropriate, incidental or customary in connection therewith and may exercise all powers which are ordinarily exercised by the trustees of a Massachusetts business trust. The enumeration of any specific power herein shall not be construed as limiting the aforesaid general powers. Such powers of the Trustees may be exercised without order of or resort to any court.

The Trustees may construe any of the provisions of this Declaration insofar as the same may appear to be ambiguous or inconsistent with any other provisions hereof, and any such construction hereof by the Trustees in good faith shall be conclusive as to the meaning to be given to such provisions.

Any determination made by or pursuant to the direction of the Trustees in good faith and consistent with the provisions of this Declaration shall be final and conclusive and shall be binding upon the Trust, every holder at any time of Shares and any other interested party.

Section 2.2. Certain Specific Powers.

(a) Investments.

The Trustees shall not in any way be bound or limited by present or future laws, rules, regulations, or customs in regard to trust investments, but shall have full authority and power to make, invest and reinvest in, to buy or otherwise acquire, to hold, for investment or otherwise, to borrow, to sell or otherwise dispose of, to lend or to pledge, to trade in or deal in any and all investments in which they, in their absolute discretion, deem proper to accomplish the purpose of the Trust. In furtherance of, and in no way limiting, the foregoing, the Trustees shall have power and authority:

(i) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

(ii) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form; or either in their or the Trust’s name or in the name of a custodian or a nominee or nominees;

(iii) To exercise all rights, powers and privileges of ownership or interest in all securities, repurchase agreements, futures contracts and options and other assets included in the Trust Property, including the right to vote thereon and otherwise act with respect thereto and to do all acts for the preservation, protection, improvement and enhancement in value of all such assets;

(iv) To acquire (by purchase, lease or otherwise) and to hold, use, maintain, develop and dispose of (by sale or otherwise) any property, real or personal, tangible or intangible, including cash, and any interest therein;

(v) To borrow money for any purpose and in this connection issue notes or other evidence of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting as security the Trust Property; to endorse, guarantee, or undertake the performance of any obligation or engagement of any other Person and to lend Trust Property;

(vi) To aid by further investment any corporation, company, trust, association or firm, any obligation of or interest in which is included in the Trust Property or in the affairs of which the Trustees have any direct or indirect interest; to do all acts and things designed to protect, preserve, improve or enhance the value of such obligation or interest, and to guarantee or become surety on any or all of the contracts, stocks, bonds, notes, debentures and other obligations of any such corporation, company, trust, association or firm;

(vii) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any security or property of which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or issuer, and to pay calls or subscriptions with respect to any security held in the Trust; and

(viii) To join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper.

(b) Additional Powers.

The Trustees shall have the power:

(i) To employ or contract with, or make payments to, such Persons as the Trustees may deem desirable for the transaction of the business of the Trust;

(ii) To enter into joint ventures, partnerships and any other combinations or associations;

(iii) To elect and remove such officers and appoint and terminate such agents or employees as they consider appropriate;

(iv) To purchase, and pay for out of Trust Property, (A) insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, distributors, administrators, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not the Trust would have the power to indemnify such Person against such liability, (B) insurance for the protection of Trust Property or (C) such other insurance as the Trustees in their sole judgment shall deem advisable;

(v) To establish pension, profit-sharing, share purchase, and other retirement, incentive and benefit plans, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any Trustees, officers, employees and agents of the Trust;

(vi) To the extent permitted by law, to indemnify any person with whom the Trust has dealings, including any investment adviser, distributor, administrator, custodian, transfer agent and selected dealers, to such extent as the Trustees shall determine;

(vii) To guarantee indebtedness or contractual obligations of others;

(viii) To determine and change the fiscal year of the Trust and the method by which its accounts shall be kept;

(ix) To adopt a seal for the Trust, but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust;

(x) To enter into a plan of distribution and any related agreements whereby the Trust may finance directly or indirectly any activity which is primarily intended to result in the sale of Shares; and

(xi) To carry on any other business in connection with or incidental to any of the powers enumerated in this Declaration, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power herein set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

(c) The foregoing enumeration of the powers and authority of the Trustees shall be read as broadly and liberally as possible, it being the intent of the foregoing to in no way limit the Trustees’ powers and authority.

Section 2.3. Legal Title. Title to all of the assets of each Series of Shares and of the Trust shall at all times be considered as vested in the Trustees. Such title shall automatically vest at the time a person becomes a Trustee and shall automatically unvest at the time a person ceases to be a Trustee, in each case without the execution or delivery of any conveyancing instrument.

Section 2.4. Issuance and Repurchase of Shares. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and in any options, warrants or other rights to purchase Shares or any other interests in the Trust other than Shares.

Section 2.5. Delegation; Committees. The Trustees shall have power to delegate from time to time to one or more of their number or to officers, employees or agents of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient, except to the extent such delegation is prohibited by the 1940 Act.

Without limiting the foregoing, and notwithstanding any provisions herein to the contrary, the Trustees may by resolution appoint committees consisting of one or more, but less than the whole number of, Trustees then in office, which committees may be empowered to act for and bind the Trustees and the Trust, as if the acts of such committees were the acts of all the Trustees then in office.

Section 2.6. Collection and Payment. The Trustees shall have power to collect all money or other property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, arbitrate, compromise or abandon any claims relating to the Trust Property but shall have no liability for failing to do so; to foreclose any security interest securing any obligations, by virtue of which any money or other property is owed to the Trust; and to enter into releases, agreements and other instruments.

Section 2.7. Expenses. The Trustees shall have the power to incur and pay any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of this Declaration, to pay reasonable compensation from the funds of the Trust to themselves as Trustees and to reimburse themselves from the funds of the Trust for their expenses and disbursements. The Trustees shall fix the compensation of all officers, employees and Trustees.

Section 2.8. Manner of Acting. Except as otherwise provided herein or in the By-Laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees (a quorum being present), including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of a majority of Trustees then in office. Except as set forth specifically in this Declaration, any action that may be taken by the Trustees may be taken by them without the vote or consent of Shareholders.

Section 2.9. By-Laws. The Trustees may adopt By-Laws not inconsistent with this Declaration to provide for the conduct of the business of the Trust and may amend or repeal such By-Laws to the extent such power is not reserved to the Shareholders.

Section 2.10. Principal Transactions. Except in transactions not permitted by the 1940 Act, the Trustees may, on behalf of the Trust, buy any securities from or sell any securities to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any investment adviser, distributor, administrator, custodian or transfer agent or with any Interested Person of such Person; and the Trust may employ any such Person, or firm or company in which such Person is an Interested Person, as broker, legal counsel, registrar, transfer agent, dividend disbursing agent or custodian upon customary terms.

Section 2.11. Number of Trustees. The number of Trustees shall be such number as shall be determined from time to time by the Trustees then in office. No decrease in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his term, but the number of Trustees may be decreased in conjunction with the removal of a Trustee pursuant to this Article II.

Section 2.12. Election and Term. Except as provided in Section 2.13 below, each Trustee shall hold office until the next meeting of Shareholders called for the purpose of considering the election or re-election of such Trustee or of a successor to such Trustee, and until his successor is elected and qualified. Any vacancy resulting from a newly created Trusteeship or the death, resignation, retirement, removal, or incapacity of a Trustee may be filled by the affirmative vote or consent of a majority of the Trustees then in office, except as prohibited by the 1940 Act.

Section 2.13. Resignation and Removal. Any Trustee may resign (without the need for any prior or subsequent accounting, except as such accounting may be required by a majority of the remaining Trustees) by an instrument in writing signed by him and delivered or mailed to the Chairman, if any, the President or the Secretary, and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any Trustee who has attained a mandatory retirement age or term limit established pursuant to, or is otherwise required to retire in accordance with, any written policy adopted from time to time by the Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy; and any Trustee who has become incapacitated by illness or injury as determined by a majority of the other Trustees, may be retired by written instrument signed by a majority of the other Trustees. Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) by the action of two-thirds of the remaining Trustees or by vote of Shareholders holding two thirds of the Outstanding Shares. The Trustees shall promptly call a meeting of the Shareholders for the purpose of voting upon the question of removal of any Trustee or Trustees when requested in writing so to do by the holders of not less than ten percent of the Outstanding Shares, and in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act. Except to the extent expressly provided in a written agreement to which the Trust is a party or in a written policy adopted by the Trustees, no resigning or removed Trustee shall have any right to any compensation for any period following his resignation or removal, or any right to damages on account of such removal.

Section 2.14. Vacancies. The death, resignation, retirement, removal, or incapacity, of the Trustees, or any of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided herein, or the number of Trustees as determined is reduced, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees, and during the period during which any such vacancy shall occur, only the Trustees then in office shall be counted for the purposes of the existence of a quorum or any action to be taken by such Trustees.

ARTICLE III

CONTRACTS

Section 3.1. Distribution Contract; Transfer Agent; Shareholder Servicing Agent; Custodian. The Trustees may in their discretion from time to time enter into an exclusive or non-exclusive underwriting, distribution or placement contract or contracts providing for the sale of the Shares, whereby the Trustees may either agree to sell the Shares to the other party to the contract or appoint such other party as the Trust’s sales agent for the Shares, and in either case on such terms and conditions, and providing for such compensation, as the Trustees may in their discretion determine; and such contract may also provide for the repurchase of the Shares by such other party as principal or as agent of the Trust. The Trustees may in their discretion from time to time enter into one or more transfer agency and/or shareholder servicing contract(s), in each case with such terms and conditions, and providing for such compensation, as the Trustees may in their discretion deem advisable. All securities and cash of the Trust or any Series thereof shall be held pursuant to a written contract or contracts with one or more custodians and subcustodians, each meeting the requirements for a custodian contained in the 1940 Act, or shall otherwise be held in accordance with the 1940 Act.

Section 3.2. Advisory or Management Contract; Administration. The Trustees may in their discretion from time to time enter into an investment advisory or management contract or separate contracts with respect to one or more Series whereby the other party to such contract shall undertake to furnish to the Trust such management, investment advisory, statistical and research facilities and services, proxy voting services and such other facilities and services, including administrative services, if any, and all upon such terms and conditions and for such compensation, as the Trustees may in their discretion determine, including the grant of authority to such other party to determine what securities shall be purchased or sold by the Trust or any Series and what portion of its assets shall be uninvested, which authority shall include the power to make changes in the investments of the Trust or any Series.

The Trustees may also employ, or authorize the investment adviser or a sub-adviser to employ, one or more sub-advisers from time to time to perform such of the acts and services of the investment adviser or sub-adviser and upon such terms and conditions and for such compensation as may be agreed upon between the investment adviser, the sub-adviser and/or such other sub-advisers and approved by the Trustees. Any reference in this Declaration to the investment adviser shall be deemed to include such sub-advisers unless the context otherwise requires.

The Trustees may, in their discretion from time to time enter into administration and/or, fund accounting contract(s), in each case with such terms and conditions, and providing for such compensation, as the Trustees may in their discretion deem advisable.

Section 3.3. Affiliations of Trustees or Officers, Etc. The fact that:

(i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, member, trustee, employee, manager, adviser or distributor of or for any partnership, limited liability company, corporation, trust, association or other organization or of or for any parent or affiliate of any organization, with which a contract of the character described in Sections 3.1 or 3.2 above or for related services may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder of or has an interest in the Trust, or that

(ii) any partnership, limited liability company, corporation, trust, association or other organization with which a contract of the character described in Sections 3.1 or 3.2 above or for related services may have been or may hereafter be made also has any one or more of such contracts with one or more other partnerships, limited liability companies, corporations, trusts, associations or other organizations, or has other business or interests, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

Section 3.4. Further Authority of Trustees. The authority of the Trustees hereunder to enter into contracts or other agreements or arrangements shall include the authority of the Trustees to modify, amend, waive any provision of, supplement, assign all or a portion of, or terminate such contracts, agreements or arrangements. The enumeration of any specific contracts in this Article III shall in no way be deemed to limit the power and authority of the Trustees as set forth in Section 2.2 hereof to employ, contract with or make payments to such Persons as the Trustees may deem desirable for the transaction of the business of the Trust.

ARTICLE IV

LIMITATIONS OF LIABILITY OF SHAREHOLDERS, TRUSTEES AND OTHERS

Section 4.1. No Personal Liability of Shareholders, Trustees, Etc. Generally. No Shareholder or former Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, former Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its Shareholders (as set forth in Section 4.2 below), in connection with Trust Property or the acts, obligations or affairs of the Trust; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. The Trust shall indemnify and hold each Shareholder or former Shareholder harmless from and against all claims and liabilities to which such Shareholder may become subject solely by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The indemnification and reimbursement required by the preceding sentence shall be made only out of the assets of the one or more Series of which the Shareholder who is entitled to indemnification or reimbursement was a Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section 4.1 shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

Section 4.2. Non-Liability of Trustees, Etc. to Trust or Shareholders. No Trustee, former Trustee, officer or employee of the Trust shall be liable to the Trust or to any Shareholder for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of his office. Without limiting the foregoing, a Trustee shall not be responsible for or liable in any event for any neglect or wrongdoing of any officer, employee, investment adviser, subadviser, principal underwriter, custodian or other agent of the Trust, nor shall any Trustee be responsible or liable for the act or omission of any other Trustee, except in the case of such Trustee’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 4.3. Mandatory Indemnification. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

(i) every person who is, or has been, a Trustee or officer of the Trust (for purposes of this Section, “Trustee or officer” shall include persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise), shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer, and against amounts paid or incurred by him in the settlement thereof;

(ii) the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Trustee or officer:

(i) against any liability to the Trust or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(iii) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (b)(i) or (b)(ii)) (whether by compromise payment, pursuant to a consent decree or otherwise) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer acted in good faith in the reasonable belief that his action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

(A) by the court or other body approving the settlement or other disposition; or

(B) a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry), by:

(x) a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(y) written opinion of legal counsel chosen by a majority of the Trustees and determined by them in their reasonable judgment to be independent.

(c) The rights of indemnification herein provided to any Trustee or officer shall be severable from those of any other Trustee or officer, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which any Trustee or officer or any other person may be entitled by contract or otherwise under law.

(d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification described in paragraph (a) of this Section 4.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under this Section 4.3, provided that either:

(i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4.3, a “Disinterested Trustee” is one who is not (i) an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

In making any determination under this Section 4.3 as to whether a Trustee or officer engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Trustee or officer ultimately will be found entitled to indemnification, the Disinterested Trustees or independent legal counsel making the determination shall afford the Trustee or officer a rebuttable presumption that the Trustee or officer has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee’s or officer’s office and has acted in good faith in the reasonable belief that the Trustee’s or officer’s action was in the best interest of the Trust or Series and its Shareholders. Any determination pursuant to this Section 4.3 shall not prevent the recovery from any Trustee or officer of any amount paid to such Trustee or officer in accordance with this Section as indemnification if such Trustee or officer is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Trustee’s or officer’s action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee’s or officer’s office.

Section 4.4. No Bond Required of Trustees. No Trustee shall be obligated to give any bond or other security for the performance of any of his duties hereunder.

Section 4.5. No Duty of Investigation; Notice in Trust Instruments, Etc. No purchaser, lender, transfer agent or other Person dealing with the Trustees or any officer, or employee of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer or employee or to see to the application of any payments made or property transferred to the Trust or upon its order. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers or employees of the Trust. All persons extending credit to, contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or the assets of that particular Series for payment under such credit, contract or claim, and neither the Shareholders nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees or officers shall recite that the same is executed or made by them not individually, but as Trustees or officers under the Declaration, and that the obligations of the Trust under any such instrument are not binding upon any of the Trustees, officers or Shareholders individually, but bind only the Trust estate, and may contain any further recital which they or he may deem appropriate, but the omission of any such recital shall not operate to bind the Trustees, officers or Shareholders individually.

Section 4.6. Reliance on Experts, Etc. Each Trustee and officer or employee of the Trust shall, in the performance of his duties, be fully and completely justified and protected from liability with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees or by any investment adviser, distributor, transfer agent, custodian, administrator, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee. The appointment, designation or identification of a Trustee as the chairperson of the Trustees, as a member or chairperson of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof. In addition, no appointment, designation or identification of a Trustee as aforesaid shall effect in any way that Trustee’s rights or entitlement to indemnification.

Section 4.7. Derivative Actions. No Shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf of the Trust without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall be mailed to the Secretary or Clerk of the Trust at the Trust’s principal office and shall set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the Shareholder to support the allegations made in the demand. In their sole discretion, the Trustees may submit the matter to a vote of Shareholders of the Trust, as appropriate.

ARTICLE V

SHARES OF BENEFICIAL INTEREST

Section 5.1. Beneficial Interest. The interest of the beneficiaries hereunder shall be divided into transferable Shares of beneficial interest, all of one class, except as provided in Section 5.10 and Section 5.11 hereof, with or without par value. The number of Shares of beneficial interest authorized hereunder is unlimited. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and non-assessable.

Section 5.2. Rights of Shareholders. The ownership of the Trust Property and the property of each Series of the Trust of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, nor to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay, provided however that any sales loads or charges, creation or redemption fees, account fees or any other fees or charges permitted to be charged to Shareholders under applicable law shall not be deemed to be an assessment for the purposes of this Declaration. The Shares shall be personal property giving only the rights specifically set forth in this Declaration. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any Class of Shares in accordance with Section 5.11 hereof. Every Shareholder, by virtue of having become a shareholder, shall be held to have expressly assented and agreed to the terms of this Declaration and to have become a party hereto.

Section 5.3. Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, limited liability company, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in this Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

Section 5.4. Issuance of Shares. The Trustees in their discretion may, from time to time, issue Shares, in addition to the Outstanding Shares, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times and on such terms as the Trustees may deem appropriate, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares. The Trustees shall have full power and authority, in their sole discretion, to divide or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust, or to take such other action with respect to the Shares as the Trustees may deem desirable.

Section 5.5. Ownership of Shares; Small Accounts. (a) The ownership and transfer of Shares shall be recorded on the books of the Trust or its transfer or similar agent. No certificates certifying the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, transfer of Shares and similar matters. The record books of the Trust, as kept by the Trust or any transfer or similar agent of the Trust, shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each Shareholder.

(b) In the event any certificates representing Shares are at any time outstanding, the Trustees may at any time or from time to time discontinue the issuance of such certificates, and in connection therewith, upon written notice to any Shareholder holding certificates representing Outstanding Shares, cancel such certificates, provided that such cancellation shall not affect the ownership by such Shareholder of such Shares, and following such cancellation, ownership and transfer of such Shares shall be recorded on the books of the Trust or its transfer or similar agent.

(c) The Trustees may establish, from time to time, one or more minimum investment amounts for Shareholder accounts, which may differ within and among any Series or Classes, and may impose account fees on (which may be satisfied by involuntarily redeeming the requisite number of Shares in any such account in the amount of such fee), and/or require the involuntary redemption of, those accounts the net asset value of which for any reason falls below such established minimum investment amounts, or may take any other such action with respect to minimum investment amounts as may be deemed appropriate by the Trustees, in each case upon such terms as shall be established by the Trustees.

Section 5.6. Disclosure of Holdings. The holders of Shares or others securities of the Trust shall upon demand disclose to the Trust in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees or officers deem necessary to comply with the provisions of the Internal Revenue Code of 1986, as amended, to comply with the requirements of any other law or regulation, or as the Trustees may otherwise decide, and ownership of Shares may be disclosed by the Trust if so required by law or regulation or as the Trustees may otherwise decide.

Section 5.7. Notices; Reports. The Trustees may from time to time set forth in the By-Laws procedures for providing notices and other reports to Shareholders.

Section 5.8. Voting Powers. The Shareholders shall have power to vote only: (a) for the election or removal of Trustees to the extent and as provided in Article II; (b) with respect to the termination of the Trust or a Series thereof to the extent and as provided in Section 8.2; (c) with respect to an amendment of this Declaration to the extent and as provided in Section 8.3; (d) with respect to such additional matters relating to the Trust as may be required by law; and (e) with respect to such additional matters as the Trustees may determine to be necessary or desirable.

Each whole Share shall entitle the holder thereof to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration or the By-Laws to be taken by Shareholders.

On any matter submitted to a vote of Shareholders, all Shares of the Trust then entitled to vote shall, except as otherwise provided in the By-Laws, be voted in the aggregate as a single class without regard to Series or Classes of Shares, except (1) when required by applicable law or when the Trustees shall have determined that the matter affects one or more Series or Classes of Shares materially differently, Shares shall be voted by individual Series or Class; and (2) when the Trustees have determined that the matter affects only the interests of one or more Series or Classes, only Shareholders of such Series or Classes shall be entitled to vote thereon.

Section 5.9. Meetings of Shareholders; Action by Written Consent. Meetings of the Shareholders of the Trust or any one or more Series or Classes thereof may be called and held from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders as herein provided or upon any other matter deemed by the Trustees to be necessary or desirable. Meetings of the Shareholders shall be held at such place within the United States as shall be fixed by the Trustees. The Trustees may set in the By-Laws provisions relating to the calling of meetings, quorum requirements, conduct of meetings, notice of meetings, adjournment of meetings and related matters.

(a) The Shareholders shall take action by the affirmative vote of the holders of a majority, except in the case of the election of Trustees which shall only require a plurality, of the Shares present in person or by proxy and entitled to vote and voting or voted at a meeting of Shareholders at which a quorum is present, except as may be otherwise required by the 1940 Act or any provision of this Declaration or the By-Laws.

(b) Any action required or permitted to be taken at a meeting of the Shareholders may be taken, at the sole discretion of the Trustees, without a meeting by written action signed by that number Shareholders holding not less than the minimum number of votes that would have been necessary to take the action at a meeting, assuming that all of the Shareholders entitled to vote on that action were present and voting at that meeting. The written action is effective when it has been signed by the requisite number of Shareholders and delivered to the Secretary or Clerk of the Trust, unless a different effective time is provided in the written action.

Section 5.10. Series. The Trustees, in their discretion, may authorize the division of Shares into two or more Series, and the different Series shall be established and designated. All references to Shares in this Declaration shall be deemed to include references to Shares of any or all Series as the context may require.

(a) All provisions herein relating to the Trust shall apply equally to each Series of the Trust except as the context requires otherwise.

(b) The number of authorized Shares and the number of Shares of each Series that may be issued shall be unlimited. The Trustees may classify or reclassify any issued or unissued Shares of any Series into one or more Series that may be established and designated from time to time or abolish any one or more Series in accordance with Section 8.2, and take such other action with respect to the Series as the Trustees may deem desirable.

(c) All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be allocated and credited to that Series for all purposes, subject only to the rights of creditors of such Series and except as may otherwise be required by applicable laws, and shall be so recorded upon the books of account of the Trust. Each Series shall be preferred over all other Series in respect of the assets allocated to that Series within the meaning of the 1940 Act and shall represent a separate investment portfolio of the Trust. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series, the Trustees shall allocate them among any one or more of the Series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable.

(d) The assets belonging to each particular Series shall be charged with the liabilities of the Trust in respect of that Series and all expenses, costs, charges and reserves attributable to that Series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Trustees to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The assets of a particular Series of the Trust shall, under no circumstances, be charged with liabilities attributable to any other Series of the Trust. All persons extending credit to, or contracting with or having any claim against, a particular Series of the Trust shall look only to the assets of that particular Series for payment of such credit, contract or claim. No Shareholder or former Shareholder of any Series shall have any claim on or right to any assets allocated or belonging to any other Series.

(e) Each Share of a Series of the Trust shall represent a beneficial interest in the net assets of such Series. Each holder of Shares of a Series shall be entitled to receive his pro rata share of distributions of income and capital gains made with respect to such Series as provided in Section 7.2. Upon redemption of his Shares or indemnification for liabilities incurred by reason of his being or having been a Shareholder of a Series, such Shareholder shall be paid solely out of the funds and property of such Series of the Trust. Upon liquidation or termination of a Series of the Trust, Shareholders of such Series shall be entitled to receive a pro rata share of the net assets of such Series as provided in Section 8.2. A Shareholder of a particular Series of the Trust shall not be entitled to participate in a derivative or class action on behalf of any other Series or the Shareholders of any other Series of the Trust.

Section 5.11. Classes. The Trustees, in their discretion, may authorize the division of the Shares of the Trust, or, if any Series be established, the Shares of any Series, into two or more Classes, and the different Classes shall be established and designated, and the variations in the relative rights and preferences as between the different Classes shall be fixed and determined, by the Trustees; provided, that all Shares of a Class shall be identical with each other and with the Shares of each other Class of the same Series except for such variations between Classes as may be authorized by the Trustees and not prohibited by the 1940 Act. The number of authorized Shares of each Class and the number of Shares of each Class that may be issued shall be unlimited. The Trustees may in their discretion divide or combine the Shares of any Class into a greater or lesser number; classify or reclassify any issued or unissued Shares of any Class into one or more Classes; combine two or more Classes of a Series into a single Class of such Series; abolish any one or more Classes; and take such other action with respect to the Shares as the Trustees may deem desirable. To the extent necessary or appropriate to give effect to the preferences and special or relative rights and privileges of any Classes, the Trustees may, in their sole discretion, allocate assets, liabilities, income and expenses of a Series to a particular Class of that Series or apportion the same among two or more Classes of that Series. All references to Shares in this Declaration shall be deemed to include references to Shares of any or all Classes as the context may require.

Section 5.12. Establishment and Designation of Series and Classes. The establishment and designation of any Series or Class of Shares shall be made either by the vote of a majority of the Trustees or upon the execution by a majority of the Trustees of an instrument, in each case setting forth such establishment and designation, the effective date of such establishment and designation and in the case of a Class the relative rights and preferences of such Class, which may make reference to one or more documents or instruments outside this Declaration and outside the resolutions, as the same may be in effect from time to time. Any such instrument executed by a majority of the Trustees, or, with respect to an establishment and designation made by vote of the Trustees, an instrument setting forth such resolutions and certified by either the Secretary/Clerk or an Assistant Secretary/Clerk of the Trust (in each case, a “Designation”), shall further be filed in accordance with the provisions of Section 9.1 hereof. Notwithstanding the foregoing, any Series or Class of the Trust established and designated prior to the date hereof in accordance with the terms of the Original Declaration (a “Prior Designation”), and set forth on the Restated Designation attached as Appendix A hereto, shall be deemed for all intents and purposes to have been established and designated in accordance with this Section 5.12. The Restated Designation attached hereto as Appendix A shall supercede any terms set forth in a Prior Designation. Additions or modifications to a Designation, other than termination of an existing Series or Class, shall be deemed to be an amendment to this Declaration subject to Section 8.3 hereof.

ARTICLE VI

REDEMPTION AND REPURCHASE OF SHARES

Section 6.1. Redemption of Shares. All Shares of the Trust shall be redeemable, at the redemption price determined in the manner set out in this Declaration. The Trust shall redeem the Shares of the Trust or any Series or Class thereof at the price determined as hereinafter set forth, at such office or agency as may be designated from time to time for that purpose by the Trustees and in accordance with such conditions as the Trustees may from time to time determine, not inconsistent with the 1940 Act, regarding the redemption of Shares.

Section 6.2. Price. Any Shares redeemed shall be redeemed at their net asset value, less such fees and/or charges, if any, as may be established by the Trustees from time to time.

Section 6.3. Payment. Payment for such Shares shall be made in cash or in property, or any combination thereof, out of the assets of the Trust or relevant Series of the Trust. The composition of any such payment (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among Shareholders (including differences among Shareholders in the same Series or Class). In no event shall the Trust be liable for any delay of any other person in transferring securities or other property selected for delivery as all or part of any such payment.

Section 6.4. Redemption of Shareholder’s Interest. Subject to the provisions of the 1940 Act, the Trustees, in their sole discretion, may cause the Trust to redeem all of the Shares of the Trust or one or more Series or Classes held by any Shareholder for any reason under terms set by the Trustees, including, but not limited to:

(i) the value of such Shares held by such Shareholder being less than the minimum amount established from time to time by the Trustees,

(ii) the determination by the Trustees that direct or indirect ownership of Shares by any Person has become concentrated in such Shareholder to any extent that would disqualify that Series as a regulated investment company under the Internal Revenue Code of 1986, as amended,

(iii) the failure of a Shareholder to supply a tax identification or other identification or if the Trust is unable to verify a Shareholder’s identity,

(iv) the failure of a Shareholder to pay when due the purchase price for the Shares issued to such Shareholder,

(v) when required for the payment of account fees or other charges, expenses and/or fees as set by the Trustees, including without limitation any small account fees permitted by Section 5.5(c) hereof,

(vi) failure of a Shareholder to meet or maintain the qualifications for ownership of a particular Series or Class of Shares,

(vii) the determination by the Trustees or pursuant to policies adopted by the Trustees that ownership of Shares by a particular Shareholder is not in the best interests of the remaining Shareholders of the Trust or applicable Series or Class,

(viii) failure of a holder of Shares or other securities of the Trust to comply with a demand pursuant to Section 5.6 hereof, or

(ix) when the Trust is requested or compelled to do so by governmental authority or applicable law.

Section 6.5. Reductions in Number of Outstanding Shares Pursuant to Net Asset Value Formula. The Trust may also redeem a portion of the Shares held by each Shareholder to reduce the number of Outstanding Shares pursuant to the provisions of Section 7.3.

Section 6.6. Suspension of Right of Redemption. Notwithstanding the foregoing, the Trust may postpone payment of the redemption price and may suspend the right of Shareholders to require the Trust to redeem Shares to the extent permissible under the 1940 Act.

ARTICLE VII

DETERMINATION OF NET ASSET VALUE, NET INCOME AND DISTRIBUTIONS

Section 7.1. Determination of Net Asset Value. The Trustees may in their sole discretion from time to time prescribe the time or times for determining the per Share net asset value of the Shares of the Trust or any Series thereof, and may prescribe or approve the procedures and methods for determining the value of the assets of the Trust or Series thereof, and the procedures and methods for determining the net asset value of a Share of the Trust, or a Series or a Class thereof. The Trust may suspend the determination of net asset value during any period when it may suspend the right of the Shareholders to require the Trust to redeem Shares.

Section 7.2. Distributions to Shareholders. The Trustees may in their sole discretion from time to time declare and pay, or may prescribe and set forth in a duly adopted vote or votes of the Trustees, the bases and time for the declaration and payment by duly authorized officers of the Trust of, such dividends and distributions to Shareholders of any Series or Class thereof, in cash or in property, including any Shares or other securities of the Trust as they may deem necessary or desirable, after providing for actual and accrued expenses and liabilities (including such reserves as the Trustees may establish) determined in accordance with good accounting practices. If such dividends or other distributions or any portion thereof are to be paid in cash, such cash may be reinvested in full and fractional Shares of the Trust as the Trustees shall direct or as the Trustees may permit a Shareholder to direct. Any such distribution to the Shareholders of a particular Series shall be made to said Shareholders pro rata in proportion to the number of Shares of such Series held by each of them, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any Classes of Shares of that Series, and any distribution to the Shareholders of a particular Class of Shares shall be made to such Shareholders pro rata in proportion to the number of Shares of such Class held by each of them; provided, however, that the composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among Shareholders (including differences among Shareholders in the same Series or Class). Any such distribution paid in Shares will be paid at the net asset value thereof as determined in accordance with Section 7.1 hereof.

Section 7.3. Constant Net Asset Value. With respect to any Series that holds itself out as a money market or stable value fund, the Trustees shall have the power to reduce the number of Outstanding Shares of the Series by reducing the number of Shares in the account of each Shareholder on a pro rata basis, or to take such other measures as are not prohibited by the 1940 Act, so as to maintain the net asset value per share of such Series at a constant dollar amount.

Section 7.4. Reserves. The Trustees may in their sole discretion set apart, from time to time, out of any funds of the Trust or Series or Class thereof a reserve or reserves for any proper purpose, and may abolish any such reserve.

Section 7.5. Determination by Trustees. The Trustees may make any determinations they deem necessary with respect to this Article VII, including, but not limited to, the following matters: the amount of the assets, obligations, liabilities and expenses of the Trust; the amount of the net income of the Trust from dividends, capital gains, interest or other sources for any period and the amount of assets at any time legally available for the payment of dividends or distributions; which items are capital; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges were created shall have been paid or discharged); the market value, or any other price to be applied in determining the market value, or the fair value, of any security or other asset owned or held by the Trust; the number of Shares of the Trust issued or issuable; the net asset value per Share; and any of the foregoing matters as it may pertain to any Series or Class.

ARTICLE VIII

DURATION; TERMINATION OF TRUST; AMENDMENT; MERGERS, ETC.

Section 8.1. Duration. The Trust shall continue without limitation of time but subject to the provisions of this Article VIII.

Section 8.2. Termination of Trust. (a) The Trust or any Series of the Trust may be terminated at any time by the Trustees by notice to the Shareholders of the Trust or such Series as the case may be, or by the affirmative vote of the holders of a majority of the Shares outstanding and entitled to vote of the Trust or such Series. Upon the termination of the Trust or any Series,

(i) the Trust or any Series shall carry on no business except for the purpose of winding up its affairs;

(ii) the Trustees shall proceed to wind up the affairs of the Trust or Series and all of the rights and powers of the Trustees under this Declaration shall continue until the affairs of the Trust or Series shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or Series, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property or property of the Series to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business;

(iii) after paying or adequately providing for the payment of all liabilities which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property or property of the Series, in cash or in kind or partly each, to the Shareholders of the Trust or the Series involved, ratably according to the number of Shares of the Trust or such Series held by the several Shareholders of the Trust or such Series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any Classes of Shares of a Series involved, provided that any distribution to the Shareholders of a particular Class of Shares shall be made to such Shareholders pro rata in proportion to the number of Shares of such Class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among Shareholders (including differences among Shareholders in the same Series or Class).

(b) After termination of the Trust or any Series and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust (or Series) an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Shareholders of the Trust or Series shall thereupon cease.

The foregoing provisions shall also apply mutatis mutandis to the termination of any Class.

Section 8.3. Amendment Procedure. (a) Except as specifically provided herein, the Trustees may amend or otherwise supplement the Declaration by making an amendment, a Declaration supplemental hereto or an amended and restated Declaration by an instrument in writing executed by a majority of the Trustees. Shareholders shall have the right to vote only on (i) any amendment that would affect their right to vote granted in Section 5.8 hereof; (ii) any amendment as may be required by law to be approved by Shareholders; and (iii) any amendment submitted to them by the Trustees. Notwithstanding the foregoing, the Trustees may, without any Shareholder vote, amend this Declaration (x) to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or (y) if they deem it necessary or advisable, to conform the Declaration to the requirements of applicable law, including the 1940 Act or the Internal Revenue Code of 1986, as amended, but the Trustees shall not be liable for failing to do so, or, (z) with respect to an amendment affecting a Series or Class, for any reason at any time, if there are no Shares of such Series or Class outstanding at that time. Except as otherwise specifically provided in this Declaration, any amendment on which Shareholders have the right to vote shall require an affirmative vote of the holders of at least sixty-six and two-thirds percent of the Shares outstanding and entitled to vote of the Trust unless in any case such action is recommended by the Trustees, in which case the affirmative vote of a majority of the outstanding voting securities of the Trust shall be required, except that an amendment which in the determination of the Trustees shall affect the holders of one or more Series or Classes of Shares but not the holders of all outstanding Series or Classes shall be authorized by vote of such Series or Classes affected and no vote of Shareholders of a Series or Class not affected shall be required.

(b) Nothing contained in the Declaration shall permit the amendment of the Declaration (i) to impair the exemption from personal liability of the Shareholders, former Shareholders, Trustees, former Trustees, officers, employees or agents, (ii) to permit assessments upon Shareholders of the Trust, or (iii) to limit the rights to indemnification provided in Article IV with respect to actions or omissions of persons entitled to indemnification under such Article prior to such amendment.

Section 8.4. Merger, Consolidation and Sale of Assets. Except as otherwise required by applicable law, the Trustees may authorize the Trust or any Series or Class thereof to merge, reorganize or consolidate with any corporation, association, trust or series thereof (including another Series or Class of the Trust) or other entity (in each case, the “Surviving Entity”) or the Trustees may sell, lease or exchange all or substantially all of the Trust Property (or all or substantially all of the Trust Property allocated or belonging to a particular Series or Class) including its good will to any Surviving Entity, upon such terms and conditions and for such consideration as authorized by the Trustees. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees. The Trustees shall provide notice to affected Shareholders of each transaction pursuant to this Section 8.4. The authority of the Trustees under this Section 8.4 with respect to the merger, reorganization or consolidation of any Class of the Trust is in addition to the authority of the Trustees under Section 5.11 hereof to combine two or more Classes of a Series into a single Class.

ARTICLE IX

MISCELLANEOUS

Section 9.1. Filing. This Declaration, any amendment thereto, and any Designation executed in accordance with Section 5.12 hereof shall be filed in the office of the Secretary of the Commonwealth of Massachusetts and in such other places as may be required under the laws of the Commonwealth of Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate, provided, however, that the failure to so file will not invalidate this instrument or any properly authorized amendment hereto or Designation. Unless the amendment or Designation is embodied in an instrument signed by a majority of the Trustees, each amendment or Designation filed shall be accompanied by a certificate signed and acknowledged by a Trustee or authorized officer stating that such action was duly taken in a manner provided herein. A restated Declaration, integrating into a single instrument all of the provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees and shall, upon filing with the Secretary of the Commonwealth of Massachusetts, be conclusive evidence of all amendments contained therein and may hereafter be referred to in lieu of the original Declaration and the various amendments thereto. The restated Declaration may include any amendment which the Trustees are empowered to adopt, whether or not such amendment has been adopted prior to the execution of the restated Declaration. The foregoing provisions for restating the Declaration and including an amendment in the restated Declaration shall also apply, mutatis mutandis, to the restatement of Designations.

Section 9.2. Governing Law. The principal place of business of the Trust in Massachusetts is [PRINCIPAL PLACE OF BUSINESS OF THE TRUST]. The Trustees may, without the approval of Shareholders, change the principal place of business of the Trust. The Trust set forth in this instrument shall be deemed made in the Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth as a voluntary association with transferable shares (commonly known as a business trust) of the type referred to in Chapter 182 of the General Laws of the Commonwealth of Massachusetts (or any successor law), and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the internal laws of said Commonwealth without regard to the choice of law rules thereof.

Section 9.3. Counterparts and Headings. This Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart. Headings are placed herein for convenience of reference only and shall not be taken as a part thereof or control or affect the meaning, construction or effect of this instrument.

Section 9.4. Reliance by Third Parties. Anyone dealing with the Trust may rely on a certificate executed by an individual who, according to the records of the Trust, appears to be a Trustee or officer of the Trust, certifying to: (a) the number or identity of Trustees or Shareholders, (b) the due authorization of the execution of any instrument or writing, (c) the form of any vote passed at a meeting of Trustees or Shareholders, (d) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration, (e) the form of any By-Laws adopted, or the identity of any officers elected, by the Trustees, or (f) the existence of any fact or facts which in any manner relate to the affairs of the Trust.

Section 9.5. Provisions in Conflict with Law. All provisions of this Declaration shall be construed, to the extent reasonably possible, in a manner consistent with applicable law. If, notwithstanding the foregoing, any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date first written above.

APPENDIX A

[NAME OF TRUST]

RESTATED DESIGNATION OF SERIES AND CLASSES OF

SHARES OF BENEFICIAL INTEREST

WHEREAS, the Trustees of the Trust, acting pursuant to the Trust’s declaration of trust as then in effect, have previously established and designated one or more series of shares of beneficial interest in the Trust (each, a “Series”) pursuant to one or more designations of series (the “Prior Series Designations”) and have previously established and designated one or more classes of Shares (each, a “Class”) for some or all of the Series pursuant to one or more designations of classes (the “Prior Class Designations,” such Prior Series Designations and Prior Class Designations referred to herein collectively as the “Prior Designations”);

WHEREAS, in connection with the adoption of an Amended and Restated Declaration of Trust dated as of [                    ] (the “Declaration”), as set forth in Section 5.12 of the Declaration, the previously established and designated Series and Classes are to be included on a restated designation.

NOW THEREFORE, the Trustees of the Trust, effective [                    ] hereby restate the Trust’s Prior Designations, the terms of this restated designation to supersede any terms set forth in the Prior Designations.

1. The following series of Shares and Classes thereof are established and designated, the Shares of such Series and Classes to be subject to the terms of, and entitled to all the rights and preferences accorded to Shares of a Series, and, if applicable, a Class under, the Declaration and this restated designation:

[Name of Series]	[Name of Class]
[Name of Class]
[Name of Class]
[Name of Class]

[Name of Series]	[Name of Class]
[Name of Class]
[Name of Class]
[Name of Class]

2. For Shares of a Class of a Series, the relative rights and preferences of such Class shall be as determined by the Trustees of the Trust from time to time in accordance with the Declaration and set forth in the Trust’s Multi-Distribution System Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended, as such Plan may be amended from time to time, or as otherwise required by applicable law. The Shares of a Class of a Series shall have such other terms, features and qualifications as may be determined by the Trustees of the Trust from time to time in accordance with the Declaration and set forth in the current prospectus and statement of additional information of the Series relating to such Class, contained in the Trust’s registration statement under the Securities Act of 1933, as amended, as such prospectus or statement of additional information may be further supplemented from time to time.

3. The designation of the Series and Classes hereby shall not impair the power of the Trustees from time to time to designate additional Series and Classes of Shares of the Trust.

IN WITNESS WHEREOF, the undersigned, being a majority of the Trustees of the Trust, have executed this instrument as of this         day of [                    ].

as Trustee	as Trustee

as Trustee	as Trustee

as Trustee	as Trustee

as Trustee	as Trustee

EXHIBIT F

DISTRIBUTION FEES FOR EQUITY INVESTMENT

The tables below set forth the distribution fees and administrative services fees paid by Class B and Class C of Equity Investment during its most recent fiscal year.

Class B 12b-1 Fees— Current	Class B 12b-1 Fees as % of Average Net Assets— Current	Class B Service Fees— Current	Class B Service Fees as % of Average Net Assets— Current	Class B 12b-1 Fees as % of Average Net Assets— Proposed	Class B Service Fees— Proposed	Class B Service Fees as % of Average Net Assets— Proposed
$7,038	0.750%	$2,336	0.250%	1.00%	N/A	N/A

Class C 12b-1 Fees— Current	Class C 12b-1 Fees as % of Average Net Assets— Current	Class C Service Fees— Current	Class C Service Fees as % of Average Net Assets— Current	Class C 12b-1 Fees as % of Average Net Assets— Proposed	Class C Service Fees— Proposed	Class C Service Fees as % of Average Net Assets— Proposed
$5,039	0.750%	$1,674	0.250%	1.00%	N/A	N/A

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EXHIBIT G

FORM OF AMENDED 12b-1 PLAN FOR CLASS B AND CLASS C SHARES

FORM OF AGREEMENT DATED

Fund:	DWS Advisor Funds (the “Fund”)
Series:	DWS International Equity Fund (the “Series”)
Class:	Class B/Class C (the “Class”)

RULE 12b-1 PLAN

Pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the “Act”), this Rule 12b-1 Plan (the “Plan”) has been adopted for the Fund, on behalf of the Series, for the Class (all as noted and defined above) by a majority of the members of the Fund’s Board of Trustees, including a majority of the trustees who are not “interested persons” of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the “Qualified Trustees”) at a meeting called for the purpose of voting on this Plan.

1. Compensation. The Fund will pay to DWS Scudder Distributors, Inc. (“SDI”) at the end of each calendar month a distribution services fee computed at the annual rate of .75% (Class B)/.75% (Class C) of the average daily net assets attributable to the Class. SDI may compensate various financial services firms appointed by SDI (“Firms”) in accordance with the provisions of the Fund’s Underwriting and Distribution Services Agreement (the “Distribution Agreement”) for sales of shares at the fee levels provided in the Fund’s prospectus from time to time. SDI may pay other commissions, fees or concessions to Firms, and may pay them to others in its discretion, in such amounts as SDI may determine from time to time. The distribution services fee for the Class shall be based upon the average daily net assets of the Series attributable to the Class and such fee shall be charged only to that Class. For the month and year in which this Plan becomes effective or terminates, there shall be an appropriate proration of the distribution services fee set forth herein on the basis of the number of days that the Plan, the Distribution Agreement and any agreement related to the Plan is in effect during the month and year, respectively. The distribution services fee shall be in addition to and shall not be reduced or offset by the amount of any contingent deferred sales charge received by SDI.

2. Additional Services. Pursuant to the terms of an Shareholder Services Agreement (the “Services Agreement”), SDI provides or arranges for information and administrative services for the benefit of the Fund and its shareholders. This Plan authorizes the Fund to pay SDI the administrative services fee computed at an annual rate of up to 0.25 of 1% of the average daily net assets of the Class, as set forth in the Services Agreement. As described in the Services Agreement, SDI may use the administrative services fee to compensate various Firms for providing such office space and equipment, telephone facilities, personnel or other services as may be necessary or beneficial for providing information and services to investors in the Fund. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund and its special features, assistance to investors in changing dividend and investment options, account designations and addresses, and such other administrative services as the Fund or SDI may reasonably request.

3. Periodic Reporting. SDI shall prepare reports for the Board of Trustees of the Fund on a quarterly basis for the Class showing amounts paid to the various Firms pursuant to this Plan, the Services Agreement and any

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other related agreement, the purpose for such expenditure, and such other information as from time to time shall be reasonably requested by the Board of Trustees.

4. Continuance. This Plan shall continue in effect indefinitely, provided that such continuance is approved at least annually by a vote of a majority of the trustees, and of the Qualified Trustees, cast in person at a meeting called for such purpose.

5. Termination. This Plan may be terminated at any time without penalty with respect to the Class by vote of a majority of the Qualified Trustees or by vote of the majority of the outstanding voting securities of the Class.

6. Amendment. This Plan may not be amended to materially increase the amount payable to SDI by the Fund either for distribution services or for services under the Services Agreement with respect to the Class without the vote of a majority of the outstanding voting securities of the Class. All material amendments to this Plan must in any event be approved by a vote of a majority of the Board, and of the Qualified Trustees, cast in person at a meeting called for such purpose.

7. Selection of Non-Interested Trustees. So long as this Plan is in effect, the selection and nomination of those trustees who are not interested persons of the Fund will be committed to the discretion of trustees who are not themselves interested persons. In addition, the Fund will comply with the provisions of Rule 12b-1(c).

8. Recordkeeping. The Fund will preserve copies of this Plan, the Distribution Agreement, the Services Agreement and all reports made pursuant to Paragraph 3 above for a period of not less than six (6) years from the date of this Plan, the Distribution Agreement, the Services Agreement or any such report, as the case may be, the first two (2) years in an easily accessible place.

9. Limitation of Liability. Any obligation of the Fund hereunder shall be binding only upon the assets of the Class and shall not be binding on any trustee, officer, employee, agent, or shareholder of the Fund. Neither the authorization of any action by the trustees or shareholders of the Fund nor the adoption of the Plan on behalf of the Fund shall impose any liability upon any trustees or upon any shareholder.

10. Definitions. The terms “interested person” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the Act and the rules and regulations thereunder.

11. Severability; Separate Action. If any provision of this Plan shall be held or made invalid by a court decision, rule or otherwise, the remainder of this Plan shall not be affected thereby. Action shall be taken separately for the Series or Class as the Act or the rules thereunder so require.

(Dated [            ]

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EYE.95-IEF

DWS

SCUDDER

Deutsche Bank Group

P.O. BOX 9112

FARMINGDALE, NY 11735

YOUR VOTE IS IMPORTANT!

VOTE TODAY BY MAIL,

TOUCH-TONE PHONE OR THE INTERNET CALL TOLL FREE 1-866-807-2148 OR LOG ON TO WWW.PROXYWEB.COM

PROXY

SPECIAL MEETING OF SHAREHOLDERS – May 05, 2006

The undersigned hereby appoints              and             , and each of them, the proxies of the undersigned, with full power of substitution to each of them, to vote all shares of the above-referenced fund (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Deutsche Asset Management, Inc., 345 Park Avenue, 27th Floor, New York, New York 10154 on May 05, 2006, at 4:00 p.m., Eastern time, and at any adjournments thereof.

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED, IN THE CASE OF PROPOSAL I, FOR ELECTION OF ALL NOMINEES AND, IN THE CASE OF ALL OTHER PROPOSALS, FOR APPROVAL OF THE PROPOSALS.

PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

Dated              , 2006

SIGNATURE(S) OF SHAREHOLDER(S) (Sign in the Box)

PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.

DWS pk

PLEASE REFER TO PROXY STATEMENT FOR MORE INFORMATION ON EACH PROPOSAL.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE FUND. THE BOARD RECOMMENDS A VOTE, IN THE CASE OF PROPOSAL I, FOR ELECTION OF ALL NOMINEES AND, IN THE CASE OF ALL OTHER PROPOSALS, FOR APPROVAL OF EACH PROPOSAL.

Please fill in box as shown using black or blue ink or number 2 pencil. X

PLEASE DO NOT USE FINE POINT PENS.

PROPOSAL I

FOR ALL NOMINEES LISTED(EXCEPT AS NOTED AT LEFT)

WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED

Election of Board Members

NOMINEES:

(01) Henry P. Becton, Jr.

(02) Dawn-Marie Driscoll

(03) Keith R. Fox

(04) Kenneth C. Froewiss

(05) Martin J. Gruber

(06) Richard J. Herring

(07) Graham E. Jones

(08) Rebecca W. Rimel

(09) Philip Saunders, Jr.

(10) William N. Searcy, Jr.

(11) Jean Gleason Stromberg

(12) Carl W. Vogt

(13) Axel Schwarzer

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NUMBER(S) ON THE LINE IMMEDIATELY BELOW.

PROPOSAL II

Approval of Revised Fundamental Investment Restrictions on:

II-A. Borrowing Money

FOR ALL (EXCEPT AS INDICATED) AGAINST ALL ABSTAIN ALL

0 0 0 II.

II-B. Pledging Assets

II-C. Senior Securities

II-D. Concentration

II-E. Underwriting of Securities

I

II-F. Real Estate Investments

II-G. Commodities

II-H. Lending

II-I. Portfolio Diversification

INSTRUCTIONS: IF YOU WISH TO WITHHOLD A VOTE FROM A PARTICULAR SUB-PROPOSAL PLEASE WRITE THE NUMBER AND LETTER(S) OF THE SUB-PROPOSAL ON THE LINE BELOW AND INDICATE A “VOTE AGAINST” OR AN

“ABSTENTION”.

FOR AGAINST ABSTAIN

PROPOSAL III

Approval of an Amended and Restated Declaration of Trust. 0 0 0 III.

PROPOSAL IV

Adoption of Amended and Restated Rule 12b-1 Plans. 0 0 0 IV.

(For Equity Investment, Class B & Class C shareholders only)

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

PLEASE SIGN ON REVERSE SIDE. DWS 4-1 pk